Centennial New York Tax Exempt Trust

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Prospectus dated November 1, 2000        Centennial New York Tax Exempt Trust
                                         is a money market mutual fund.  It
                                         seeks the maximum current income
                                         exempt from federal, New York State
                                         and New York City income taxes for
                                         individual investors as is consistent
                                         with preservation of capital. The
                                         Trust invests in short-term, high
                                         quality "money market" securities.

                                         This  Prospectus   contains   important
                                         information     about    the    Trust's
                                         objective,   its  investment  policies,
                                         strategies and risks.  It also contains
                                         important information about
As with all mutual funds, the how to buy and sell shares of the Securities and Exchange Commission has Trust and other account features. not approved or disapproved the Trust's Please read this Prospectus carefully securities nor has it determined that before you invest and keep it for this Prospectus is accurate or future reference about your account. complete. It is a criminal offense to represent otherwise.
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CONTENTS

                  A B O U T  T H E  T R U S T

                  The Trust's Investment Objective and Strategies

                  Main Risks of Investing in the Trust

                  The Trust's Past Performance

                  Fees and Expenses of the Trust

                  About the Trust's Investments

                  How the Trust is Managed

                  A B O U T  Y O U R  A C C O U N T

                  How to Buy Shares

                  Automatic Purchase and Redemption Programs
                  Direct Shareholders


                  How to Sell Shares

                  Automatic Purchase and Redemption Programs
                  Direct Shareholders


                  How to Exchange Shares

                  Shareholder Account Rules and Policies

                  Dividends and Tax Information

                  Financial Highlights

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A B O U T  T H E  T R U S T

The Trust's Investment Objective and Strategies

WHAT IS THE TRUST'S INVESTMENT OBJECTIVE? The Trust seeks the maximum current income exempt from federal, New York State and New York City income taxes for individual investors as is consistent with the preservation of capital.


WHAT DOES THE TRUST MAINLY INVEST IN? The Trust is a money market fund. It invests in a variety of high-quality money market securities to seek income. Money market securities are short-term debt instruments issued by the U.S. government, domestic and foreign corporations and financial institutions and other entities. They include, for example, bank obligations, commercial paper, other corporate debt obligations and government debt obligations with maturities not in excess of one year from the date of purchase. The Trustees have proposed a change to this policy to increase the length of permitted maturity to up to the maximum permitted under Rule 2a-7 of the Investment Company Act of 1940 which is currently 397 days. Please see "About the Trust's Investments" below for more details. To be considered "high-quality," generally they must be rated in one of the two highest credit-quality categories for short-term securities by nationally recognized rating services. If unrated, a security must be determined by the Trust's investment manager to be of comparable quality to rated securities.

      The Trust normally attempts to invest 100% of its assets and will invest at least 80% of its assets in municipal securities. The Trust will invest at least 65% of its total assets in obligations of the State of New York and its political subdivisions, agencies and instrumentalities or obligations of commonwealths or territories of the United States or their agencies, instrumentalities or authorities, the interest from which is not subject to New York State and New York City personal income tax in the opinion of bond counsel to the respective issuer. As a fundamental policy, the Trust will not make any investment that will reduce the portion of its total assets that are invested in municipal securities to less than 80%.

WHO IS THE TRUST DESIGNED FOR? The Trust is designed for investors who are seeking income exempt from federal and New York income taxes at current money market rates, while preserving the value of their investment, because the Trust tries to keep its share price stable at $1.00. Income on short-term securities tends to be lower than income on longer term debt securities, so the Trust's yield will likely be lower than the yield on longer-term fixed income funds. The Trust does not invest for the purpose of seeking capital appreciation or gains and is not a complete investment program.


Main Risks of Investing in the Trust


All investments carry risks to some degree. Funds that invest in debt obligations for income may be subject to credit risks and interest rate risks. However, the Trust's investments must meet strict standards set by its Board of Trustees following special rules for money market funds under federal law. Those standards include requirements for maintaining high credit quality in the Trust's portfolio, a short average portfolio maturity to reduce the effects of changes in interest rates on the value of the Trust's securities and investing in a wide variety of issuers to reduce the effects of a default by any one issuer on the Trust's overall portfolio and value of the Trust's shares.

      Even so, there are risks that any of the Trust's holdings could have its credit rating downgraded, or the issuer could default, or that interest rates could rise sharply, causing the value of the Trust's securities (and its share price) to fall. As a result, there is a risk that the Trust's shares could fall below $1.00 per share. If there is a high redemption demand for the Trust's shares that was not anticipated, portfolio securities might have to be sold prior to their maturity at a loss. Also, there is the risk that the value of your investment could be eroded over time by the effects of inflation, and that poor security selection could cause the Trust to underperform other funds with similar objectives.

Risks of Focusing on  Investments in New York  Municipal  Securities.  The Trust
      generally invests a significant portion of its assets in New York municipal securities. Because the Trust invests primarily in the securities of New York issuers, its performance will be significantly affected by local, state and regional factors. These may include state or local legislation or policy changes, erosion of the tax base of the state or one or more particular localities, the effects of possible terrorist acts or natural disasters, or other economic or credit problems affecting the state generally or any individual locality (which may directly or indirectly affect the state as a whole). Having a higher percentage of its assets invested in the securities of fewer issuers, particularly obligations of government issuers of a single state, could result in greater credit risk exposure to a smaller number of issuers due to economic, regulatory or political problems in New York. The Trust is a "non-diversified" fund; however, it is currently subject to certain diversification requirements under rules for money market funds under federal law.



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An investment in the Trust is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Trust seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Trust.
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The Trust's Past Performance


The bar chart and table below show how the Trust's returns may vary over time, by showing changes in the Trust's performance from year to year for the last ten calendar years and average annual total returns for the 1-, 5- and 10- year periods. Variability of returns is one measure of the risks of investing in a money market fund. The Trust's past investment performance does not predict how the Trust will perform in the future.

Annual Total Returns (% as of 12/31 each year)


[See appendix to prospectus for annual total return data for bar chart.]


For the period from 1/1/00 through 9/30/00 the cumulative total return was (not annualized) 2.41%. During the period shown in the bar chart, the highest return for a calendar quarter was (not annualized) 1.34% (4th Q '90) and the lowest return for a calendar quarter was (not annualized) 0.36% (1st Q '93).


Average Annual Total Returns
for the periods ended December 31, 1999        1 Year      5 Years   10 Years
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Centennial New York Tax Exempt Trust           2.49%       2.77%     2.87%
(inception 01/04/89)

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The returns in the table measure the performance of a hypothetical account and assume that all dividends have been reinvested in additional shares. The total returns are not the Trust's current yield. The Trust's yield more closely reflects the Trust's current earnings.

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To obtain the Trust's current 7-day yield, please call the Transfer Agent toll-free at 1.800.525.9310.
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Fees and Expenses of the Trust


The Trust pays a variety of expenses directly for management of its assets, administration and other services. Those expenses are subtracted from the Trust's assets to calculate the Trust's net asset value per share. All shareholders therefore pay those expenses indirectly. The following tables are meant to help you understand the fees and expenses you may pay if you buy and hold shares of the Trust. The numbers below are based upon the Trust's expenses during the fiscal year ended June 30, 2000.

SHAREHOLDER FEES. The Trust does not charge any initial sales charge to buy shares or to reinvest dividends. There are no exchange fees or redemption fees and no contingent deferred sales charges (unless you buy Trust shares by exchanging Class A shares of other eligible funds that were purchased subject to a contingent deferred sales charge, as described in "How to Sell Shares").


Annual Trust Operating Expenses (deducted from Trust assets):
(% of average daily net assets)

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 Management Fees                              0.50%

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 Distribution and/or Service (12b-1) Fees     0.20%

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 Other Expenses                               0.22%

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 Total Annual Operating Expenses              0.92%

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"Other expenses" in the table include transfer agent fees, custodial fees, and accounting and legal expenses the Trust pays. "Total Annual Operating Expenses" were reduced by a voluntary expense assumption undertaken by the Manager. With that expense assumption "Total Annual Operating Expenses" were 0.82%. In addition, following the fiscal year ended June 30, 2000, the Manager reimbursed the Trust 0.02% of average daily net assets. The voluntary expense assumption is described below in "How the Trust is Managed" and may be amended or withdrawn at any time.


EXAMPLE. The following example is intended to help you compare the cost of investing in the Trust with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in shares of the Trust for the time periods indicated and reinvest your dividends and distributions. The example also assumes that your investment has a 5% return each year and that the Trust's expenses remain the same. Your actual costs may be higher or lower, because expenses will vary over time. Based on these assumptions your expenses would be as follows, whether or not you redeem your investment at the end of each period:


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                                1 year      3 years     5 years    10 years
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                                $94         $293        $509       $1,131

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About the Trust's Investments


THE TRUST'S PRINCIPAL INVESTMENT POLICIES. The Trust invests in short-term money market securities meeting quality, maturity and diversification standards established by its Board of Trustees as well as rules that apply to money market funds under the Investment Company Act. The Statement of Additional Information contains more detailed information about the Trust's investment policies and risks.

The Trust's investment manager, Centennial Asset Management Corporation, (referred to in this Prospectus as the Manager) tries to reduce risks by diversifying investments and by carefully researching securities before they are purchased. The rate of the Trust's income will vary from day to day, generally reflecting changes in overall short-term interest rates. There is no assurance that the Trust will achieve its investment objective.

What Does the Trust Invest In? Money market instruments are high-quality, short-term debt instruments. They may have fixed, variable or floating interest rates. All of the Trust's money market investments must meet the special quality and maturity requirements set under the Investment Company Act and the special procedures set by the Board described briefly below. The following is a brief description of the types of money market securities the Trust can invest in.

   o Municipal Securities. The Trust buys municipal bonds and notes, tax-exempt commercial paper, certificates of participation in municipal leases and other debt obligations. These are debt obligations issued by or on behalf of the State of New York, other states and the District of Columbia, their political subdivisions (such as cities, towns and counties), or any commonwealth or territory of the United States, or their agencies, instrumentalities and authorities, if the interest paid on the security is not subject to federal individual income tax in the opinion of bond counsel to the issuer. All of these types of debt obligations are referred to as "municipal securities" in this Prospectus. All municipal securities in which the Trust invests must have, or, pursuant to regulations adopted by the Securities and Exchange Commission, be deemed to have, remaining maturities not in excess of one year from the date the Trust purchases them. The Board of Trustees has requested that shareholders approve an amendment to this policy that would permit the Trust to purchase securities with a remaining maturity of up to the maximum time permitted under Rule 2a-7.

o Other Money Market Obligations. Up to 20% of the Trust's assets can be invested in investments, the income from which may be taxable. The Trust's taxable investments include repurchase agreements, municipal securities issued to benefit a private user and certain temporary investments. These investments are described below under "Other Investment Strategies" or in the Statement of Additional Information. Normally, the Trust will not invest more than 20% of its total assets in taxable investments.

      Additionally, the Trust can buy other money market instruments that the Manager approves under procedures adopted by its Board of Trustees from time to time. They must be U.S. dollar-denominated short-term investments that the Manager must determine to have minimal credit risks.

What Standards Apply to the Trust's Investments? Money market instruments are subject to credit risk, the risk that the issuer might not make timely payments of interest on the security or repay principal when it is due. The Trust can buy only those securities that meet standards set by the Investment Company Act for money market funds and procedures adopted by the  Board  of  Trustees.  The  Trust's  Board  of  Trustees  has  adopted procedures to evaluate securities for the Trust's portfolio and the Manager has the responsibility to implement those procedures when selecting investments for the Trust.

In general, the Trust buys only high-quality investments that the Manager believes present minimal credit risk at the time of purchase. "High-quality" investments are:

   rated in one of the two highest short-term rating categories of two national rating organizations, or
   rated  by  one  rating  organization  in  one of  its  two  highest  rating categories (if only one rating organization has rated the investment), or unrated investments that the Manager determines are comparable in quality to the two highest rating categories.

      The procedures also limit the amount of the Trust's assets that can be invested in the securities of any one issuer (other than the U.S. government, its agencies and instrumentalities), to spread the Trust's investment risks. The Trust's fundamental policy restricting investments in any debt instrument having a maturity in excess of one year from the date of the investment is more restrictive than the standards that apply to all money market funds. That restriction could limit the Trust's investments, however, shareholders have been requested to approve an amendment to this policy whereby no security's maturity will exceed the maximum time permitted under Rule 2a-7. If the change is not approved by shareholders, the Manager will supplement this Prospectus to reflect that the change was not approved. Finally, the Trust must maintain a dollar-weighted average portfolio maturity of not more than 90 days, to reduce interest rate risks.

Can the Trust's Investment Objective and Policies Change? The Trust's Board of Trustees can change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies cannot be changed without the approval of a majority of the Trust's outstanding voting shares. The Trust's investment objective is a fundamental policy. Some of the investment restrictions that are fundamental policies are listed in the Statement of Additional Information. An investment policy is not fundamental unless this Prospectus or the Statement of Additional Information says that it is. Please see the Statement of Additional Information for more information on proposals to change fundamental policies that the Board of Trustees has requested shareholders to approve. If shareholders do not approve the proposed changes, then this prospectus and Statement of Additional Information will be supplemented to advise you that the amendments were not approved.

OTHER INVESTMENT STRATEGIES. To seek its objective, the Trust can use the investment techniques and strategies described below. The Trust might not always use all of them. These techniques have risks. The Statement of Additional Information contains more information about some of these practices, including limitations on their use that are designed to reduce the overall risks.

Floating Rate/Variable Rate Notes. The Trust can purchase notes with floating or variable interest rates. Variable rates are adjustable at stated periodic intervals. Floating rates are adjusted automatically according to a specified market rate or benchmark, such as the prime rate of a bank. If the maturity of an investment is greater than one year from the date of purchase (or if the proposed change is approved by shareholders, the maximum time permitted under Rule 2a-7), it can be purchased if it has a demand feature. That feature must permit the Trust to recover the principal amount of the note on not more than thirty days' notice at any time, or at specified times not exceeding one year from purchase (or if the proposed change is approved by shareholders, the maximum time permitted under Rule 2a-7).

"When-Issued" and "Delayed-Delivery" Transactions. The Trust can purchase municipal securities on a "when-issued" basis and can purchase or sell such securities on a "delayed- delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery. The Trust does not intend to make such purchases for speculative purposes. During the period between the purchase and settlement, no payment is made for the security and no interest accrues to the buyer from the investment. There is a risk of loss to the Trust if the value of the security declines prior to the settlement date.


Municipal Lease Obligations. Municipal leases are used by state and local governments to obtain funds to acquire land, equipment or facilities. The Trust can invest in certificates of participation that represent a proportionate interest in payments made under municipal lease obligations. Most municipal leases, while secured by the leased property, are not general obligations of the issuing municipality. They often contain "non-appropriation" clauses under which the municipal government has no obligation to make lease or installment payments in future years unless money is appropriated on a yearly basis. If the government stops making payments or transfers its payment obligations to a private entity, the obligation could lose value or become taxable.


            Some of these obligations might not have an active trading market and would be subject to the fund's limits on "illiquid" securities described below. From time to time the Trust can invest more than 5% of its net assets in municipal lease obligations that the Manager has determined to be liquid under guidelines set by the Trust's Board of Trustees.

Illiquid and Restricted Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted securities is one that has a contractual limit on resale or which cannot be sold publicly until it is registered under federal securities laws. The Trust will not invest more than 10% of its net assets in illiquid securities. That limit does not apply to certain restricted securities that are eligible for resale to qualified institutional purchasers or purchases of commercial paper that may be sold without registration under the federal securities laws. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity. Difficulty in selling a security may result in a loss to the Trust or additional costs.

DemandFeatures and Guarantees. The Trust can invest a significant percentage of its assets in municipal securities that have demand features, guarantees or similar credit and liquidity enhancements. A demand feature permits the holder of the security to sell the security within a specified period of time at a stated price and entitles the holder of the security to receive an amount equal to the approximate amortized cost of the security plus accrued interest. A guarantee permits the holder of the security to receive, upon presentment to the guarantor, the principal amount of the underlying security plus accrued interest when due or upon default. A guarantee is the unconditional obligation of an entity other than the issuer of the security. Demand features and guarantees can effectively:
o     shorten the maturity of a variable or floating rate security,
o     enhance the security's credit quality, and
o     enhance the ability to sell the security.


      The aggregate price for a security subject to a demand feature or a guarantee may be higher than the price that would otherwise be paid for the security without the guarantee or the demand feature. When the Trust purchases securities subject to guarantees or demand features, there is an increase in the cost of the underlying security and a corresponding reduction in its yield. Because the Trust invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Trust. Therefore, an investment in the Trust may be riskier than an investment in other types of money market funds.


Repurchase Agreements. The Trust can enter into repurchase agreements. In a repurchase transaction, the Trust buys a security and simultaneously sells it to the vendor for delivery at a future date. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the Trust may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Trust will not enter into repurchase transactions that will cause more than 10% of the Trust's net assets to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of the Trust's net assets that can be subject to repurchase agreements of seven days or less. Income earned on repurchase transactions is not tax exempt and accordingly, under normal market conditions, the Trust will limit its investments in repurchase transactions to 20% of its total assets.

Temporary Investments. In times of unstable or adverse market or economic conditions, the Trust can invest up to 100% of its assets in temporary defensive investments. These temporary investments can include:
o obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities,
o bankers' acceptances; taxable commercial paper rated in the highest category by a rating organization,
o short-term taxable debt obligations rated in one of the two highest rating categories of a rating organization,
o     certificates of deposit of domestic banks, and
o     repurchase agreements.

      To the extent the Trust assumes a temporary defensive position, a significant portion of the Trust's distributions may be subject to federal and New York State and local income taxes.


How the Trust is Managed


THE MANAGER. The investment advisor for the Trust is the Manager, Centennial Asset Management Corporation, a wholly-owned subsidiary of OppenheimerFunds, Inc. The Manager chooses the Trust's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Trust's Board of Trustees, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees the Trust pays to the Manager and describes the expenses that the Trust is responsible to pay to conduct its business.

      The Manager has been an investment advisor since 1978. The Manager and its affiliates managed more than $130 billion in assets as of September 30, 2000 including private accounts and investment companies for more than 5 million shareholder accounts. The Manager is located at 6803 South Tucson Way, Englewood, Colorado 80112.

Portfolio Manager. Michael Carbuto is the portfolio manager of the Trust. He is the person principally responsible for the day-to-day management of the Trust's portfolio. Mr. Carbuto has had this responsibility since June 1990. Mr. Carbuto is a Vice President of OppenheimerFunds, Inc. and is an officer and portfolio manager of other funds for which the Manager serves as investment advisor.

Advisory Fees. Under the investment advisory agreement, the Trust pays the Manager an advisory fee at an annual rate that declines on additional assets as the Trust grows: 0.500% of the first $250 million of net assets; 0.475% of the next $250 million of net assets; 0.450% of the next $250 million of net assets; 0.425% of the next $250 million of net assets; and 0.400% of the of net assets in excess of $1 billion. The Manager has voluntarily undertaken to assume certain expenses of the Trust in any fiscal year that exceed 0.80% of the Trust's average annual net assets. The Manager reserves the right to amend or terminate that expense assumption at any time. The Trust's management fee for the fiscal year ended June 30, 2000 was 0.50% of the Trust's average annual net assets.


      For further information about the investment advisory agreement, including a description of expense assumption arrangements with the Manager, see the Statement of Additional Information.

A B O U T  Y O U R  A C C O U N T

How to Buy Shares

AT WHAT PRICE ARE SHARES SOLD? Shares of the Trust are sold at their offering price, which is the net asset value per share without any sales charge. The net asset value per share will normally remain fixed at $1.00 per share. However, there is no guarantee that the Trust will maintain a stable net asset value of $1.00 per share.


The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the Distributor or the Sub-Distributor (Oppenheimer Funds Distributor, Inc.) receives the purchase order at its offices in Colorado, or after any agent appointed by the Sub-Distributor receives the order and sends it to the Sub-Distributor as described below.


How is the Trust's Net Asset Value Determined? The net asset value of shares of the Trust is determined twice each day, at 12:00 Noon and at 4:00 P.M., on each day The New York Stock Exchange is open for trading (referred to in this Prospectus as a "regular business day"). All references to time in this Prospectus mean "New York time."

      The net asset value per share is determined by dividing the value of the Trust's net assets by the number of shares that are outstanding. Under a policy adopted by the Trust's Board of Trustees, the Trust uses the amortized cost method to value its securities to determine net asset value.


      The shares of the Trust offered by this Prospectus are considered to be Class A shares for the purposes of exchanging them or reinvesting distributions among other eligible funds that offer more than one class of shares.

HOW MUCH MUST YOU INVEST? You can open an account with a minimum initial investment described below depending on how you buy and pay for your shares. You can make additional purchases at any time with as little as $25. The minimum investment requirements do not apply to reinvesting distributions from the Trust or other eligible funds (a list of them appears in the Statement of Additional Information, or you can ask your broker-dealer or call the Transfer Agent) or reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

HOW ARE SHARES PURCHASED?  You can buy shares in one of several ways:

 Buying  Shares  Through a  Broker-Dealer's  Automatic  Purchase and  Redemption
Program: You can buy shares of the Trust through a broker-dealer that has a sales agreement with that Trust's Distributor or Sub-Distributor that allows shares to be purchased through the broker-dealer's Automatic Purchase and Redemption Program. Shares of the Trust are sold mainly to customers of participating broker-dealers that offer the Trust's shares under these special purchase programs. If you participate in an Automatic Purchase and Redemption Program established by your broker-dealer, your broker-dealer buys shares of the Trust for your account with the broker-dealer. Program participants should also read the description of the program provided by their broker-dealer.

 Buying Shares Through Your Broker-Dealer: Shareholders who do not participate in an Automatic Purchase and Redemption Program can buy shares through any broker-dealer that has a sales agreement with the Distributor or the Sub-Distributor. Your broker-dealer will place your order with the Distributor on your behalf.

 Buying Shares Directly Through the Sub-Distributor: You can also purchase shares directly through the Trust's Sub-Distributor. Shareholders who make purchases directly and hold shares in their own names are referred to as "direct shareholders" in this Prospectus.

      The Sub-Distributor may appoint certain servicing agents to accept purchase (and redemption) orders, including broker-dealers that have established Automatic Purchase and Redemption Programs. The Distributor or the Sub-Distributor, in their sole discretion, may reject any purchase order for shares of the Trust.

AUTOMATIC PURCHASE AND REDEMPTION PROGRAMS? If you buy shares through your broker-dealer's Automatic Purchase and Redemption Program, your broker-dealer will buy your shares of the Trust for your Program Account and will hold your shares in your broker-dealer's name. These purchases will be made under the procedures described in "Guaranteed Payment Procedures" below. Your Automatic Purchase and Redemption Program Account may have minimum investment requirements established by your broker-dealer. You should direct all questions about your Automatic Purchase and Redemption Program to your broker-dealer, because the Trust's Transfer Agent does not have access to information about your account under that Program.


|X| Guaranteed Payment Procedures. Some broker-dealers may have arrangements with the Distributor to enable them to place purchase orders for shares of the Trust and to guarantee that the Trust's custodian bank will receive Federal Funds to pay for the shares prior to specified times. Broker-dealers whose clients participate in Automatic Purchase and Redemption Programs may use these guaranteed payment procedures to pay for purchases of shares of the Trust.


Ifthe Distributor receives a purchase order before 12:00 Noon on a regular business day with the broker-dealer's guarantee that the Trust's custodian bank will receive payment for those shares in Federal Funds by 2:00 P.M. on that same day, the order will be effected at the net asset value determined at 12:00 Noon that day. Distributions will begin to accrue on the shares on that day if the Federal Funds are received by the required time.

Ifthe Distributor receives a purchase order after 12:00 Noon on a regular business day with the broker-dealer's guarantee that the Trust's custodian bank will receive payment for those shares in Federal Funds by 2:00 P.M. on that same day, the order will be effected at the net asset value determined at 4:00 P.M. that day. Distributions will begin to accrue on the shares on that day if the Federal Funds are received by the required time.


Ifthe Distributor receives a purchase order between 12:00 Noon and 4:00 P.M. on a regular business day with the broker-dealer's guarantee that the Trust's custodian bank will receive payment for those shares in Federal Funds by 4:00 P.M. the next regular business day, the order will be effected at the net asset value determined at 4:00 P.M. on the day the order is received and distributions will begin to accrue on the shares purchased on the next regular business day if the Federal Funds are received by the required time.


HOW CAN DIRECT SHAREHOLDERS BUY SHARES? Direct shareholders can buy shares of the Trust by completing a Centennial Funds New Account Application and sending it to the Sub-Distributor, Oppenheimer Funds Distributor, Inc., P.O. Box 5143, Denver, Colorado 80217. Payment must be made by check or by Federal Funds wire as described below. If you don't list a broker-dealer on the application, the Sub-Distributor, will act as your agent in buying the shares. However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Trust is appropriate for you.


      The Trust intends to be as fully invested as possible to maximize its yield. Therefore, newly-purchased shares normally will begin to accrue distributions after the Distributor or its agent accepts your purchase order, starting on the business day after the Trust receives Federal Funds from the purchase payment.


Payment by Check. Direct shareholders may pay for purchases of shares of the Trust by check. Send your check, payable to "OppenheimerFunds Distributor, Inc.," along with your application and other documents to the address listed above. For initial purchases, your check should be payable in U.S. dollars and drawn on a U.S. bank so that distributions will begin to accrue on the next regular business day after the Sub-Distributor accepts your purchase order. If your check is not drawn on a U.S. bank and is not payable in U.S. dollars, the shares will not be purchased until the Sub-Distributor is able to convert the purchase payment to Federal Funds. In that case distributions will begin to accrue on the purchased shares on the next regular business day after the purchase is made. The minimum initial investment for direct shareholders by check is $500.

Payment by Federal  Funds Wire.  Direct  shareholders  may pay for  purchases of shares of the Trust by Federal Funds wire. You must also forward your application and other documents to the address listed above. Before sending a wire, call the Sub-Distributor's Wire Department at
      1.800.525.9310  (toll-free  from  within the U.S.) or  303.768.3200  (from outside the U.S.) to notify the Sub-Distributor of the wire, and to receive further instructions.

      Distributions will begin to accrue on the purchased shares on the purchase date that is a regular business day if the Federal Funds from your wire and the application are received by the Sub-Distributor and accepted by 12:00 Noon. If the Sub-Distributor receives the Federal Funds from your wire and accepts the purchase order between 12:00 Noon and 4:00 P.M. on the purchase date, distributions will begin to accrue on the shares on the next regular business day. The minimum investment by Federal Funds Wire is $2,500.


Buying Shares Through Automatic Investment Plans. Direct shareholders can purchase shares of the Trust automatically each month by authorizing the Trust's Transfer Agent to debit your account at a U.S. domestic bank or other financial institution. Details are in the Automatic Investment Plan Application and the Statement of Additional Information. The minimum monthly purchase is $25.


Service (12b-1) Plan. The Trust has adopted a service plan. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold shares of the Trust. Reimbursement is made quarterly at an annual rate of up to 0.20% of the average annual net assets of the Trust. The Distributor currently uses all of those fees (together with significant amounts from the Manager's own resources) to pay dealers, brokers, banks and other financial institutions quarterly for providing personal services and maintenance of accounts of their customers that hold shares of the Trust.


How to Sell Shares


You can sell (redeem) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value per share calculated after the order is received in proper form (which means that it must comply with the procedures described below) and is accepted by the Trust's Transfer Agent.


HOW CAN PROGRAM PARTICIPANTS SELL SHARES? If you participate in an Automatic Purchase and Redemption Program sponsored by your broker-dealer, you must redeem shares held in your Program Account by contacting your broker-dealer firm, or you can redeem shares by writing checks as described below. You should not contact the Trust or its Transfer Agent directly to redeem shares held in your Program Account. You may also arrange (but only through your broker-dealer) to have the proceeds of redeemed Trust shares sent by Federal Funds wire, as described below in "Sending Redemption Proceeds by Wire."

HOW CAN DIRECT SHAREHOLDERS REDEEM SHARES? Direct shareholders can redeem their shares by writing a letter to the Transfer Agent, by using the Trust's checkwriting privilege, or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call the Transfer Agent for assistance first, at 1.800.525.9310.


Certain Requests Require a Signature Guarantee. To protect you and the Trust from fraud, the following redemption requests for accounts of direct shareholders must be in writing and must include a signature guarantee (there may also be other situations that require a signature guarantee):

   o  You wish to redeem $100,000 or more and receive a check

   o The redemption check is not payable to all shareholders listed on the account statement

   o The redemption check is not sent to the address of record on your account statement
   o Shares are being transferred to an account with a different owner or name o Shares are being redeemed by someone (such as an Executor) other than the owners listed in the account registration.


Where Can Direct  Shareholders  Have Their Signatures  Guaranteed?  The Transfer
      Agent will accept a guarantee of your signature by a number of financial institutions, including:
o     a U.S. bank, trust company, credit union or savings association,
o     a foreign bank that has a U.S. correspondent bank,
o a U.S. registered dealer or broker in securities, municipal securities or government securities, or
o a U.S. national securities exchange, a registered securities association or a clearing agency.

      If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.


How Can Direct Shareholders Sell Shares by Mail?  Write a letter to the Transfer
      Agent that includes:

   o  Your name
   o  The Trust's name
   o Your account number (from your account statement) o The dollar amount or number of shares to be redeemed o Any special payment instructions o Any share certificates for the shares you are selling
  o The signatures of all registered owners exactly as the account is registered, and

   o Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares (such as Letters Testamentary of an Executor).


--------------------------------------------------------------------------------
---------------------------------------- ---------------------------------------
Use the following address for            Send courier or express mail
---------------------------------------- requests to:
requests by mail:                        Shareholder Services, Inc.
Shareholder Services, Inc.               10200 E. Girard Avenue, Building D
P.O. Box 5143                            Denver, Colorado 80231
Denver, Colorado 80217-5270
--------------------------------------------------------------------------------


How Can Direct Shareholders Sell Shares by Telephone? Direct shareholders and their broker-dealer representative of record may also sell shares by telephone. To enable you to receive the redemption price calculated on a particular regular business day, the Transfer Agent , or its designated agent, must receive the request by 4:00 P.M. on that day. You may not redeem shares held under a share certificate or in a retirement plan by telephone. To redeem shares through a service representative, call
      1.800.525.9310. Proceeds of telephone redemptions will be paid by check payable to the shareholder(s) of record and will be sent to the address of record for the account. Up to $100,000 may be redeemed by telephone in any 7-day period. Telephone redemptions are not available within 30 days of changing the address on an account.


Automatic Withdrawal and Exchange Plans. The Trust has several plans that enable direct shareholders to sell shares automatically or exchange them to another eligible fund account on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

Can I Submit Transaction Requests by Fax? Direct shareholders may send requests for certain types of account transactions to the Transfer Agent by fax (telecopier). Please call 1.800.525.9310 for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.


SENDING REDEMPTION PROCEEDS BY WIRE. While the Trust normally sends direct shareholders their money by check, you can arrange to have the proceeds of the shares you sell sent by Federal Funds wire to a bank account you designate. It must be a commercial bank that is a member of the Federal Reserve wire system. The minimum redemption you can have sent by wire is $2,500. There is a $10 fee for each wire. To find out how to set up this feature on an account or to arrange a wire, direct shareholders should call the Transfer Agent at
1.800.525.9310. If you hold your shares through your broker-dealer's Automatic Purchase and Redemption Program, you must contact your broker-dealer to arrange a Federal Funds wire.

HOW DO I WRITE CHECKS  AGAINST MY ACCOUNT?  Automatic  Purchase  and  Redemption
Program participants may write checks against the account held under their Program, but must arrange for checkwriting privileges through their broker-dealers. Direct shareholders may write checks against their account by requesting that privilege on the account application or by contacting the Transfer Agent for signature cards. They must be signed (with a signature guarantee) by all owners of the account and returned to the Transfer Agent so that checks can be sent to you to use. Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner. If checkwriting is established after November 1, 2000, only one signature is required for shareholders with joint accounts, unless you elect otherwise.


   o Checks can be written to the order of whomever you wish, but may not be cashed at the bank the checks are payable through or the Trust's custodian bank.
   o Checkwriting privileges are not available for accounts holding shares that are subject to a contingent deferred sales charge.
   o Checks must be written for at least $250.
   o Checks cannot be paid if they are written for more than your account value.
   o You may not write a check that would require the Trust to redeem shares that were purchased by check or Automatic Investment Plan payments within the prior 10 days.
   o Don't use your checks if you changed your account number, until you receive new checks.


WILL I PAY A SALES CHARGE WHEN I SELL MY SHARES? The Trust does not charge a fee to redeem shares of the Trust that were bought directly or by reinvesting distributions from that Trust or another Centennial Trust or eligible fund. Generally, there is no fee to redeem shares of the Trust bought by exchange of shares of another Centennial Trust or eligible fund. However, if you acquired shares of the Trust by exchanging Class A shares of another eligible fund that you bought subject to the Class A contingent deferred sales charge, and those shares are still subject to the Class A contingent deferred sales charge when you exchange them into the Trust, then you will pay the contingent deferred sales charge if you redeem those shares from the Trust within 18 months of the purchase date of the shares of the fund you exchanged.

How to Exchange Shares


Shares of the Trust can be exchanged for shares of certain other Centennial or eligible funds, depending on whether you own your shares through your broker-dealer's Automatic Purchase and Redemption Program or as a direct shareholder.


HOW CAN PROGRAM PARTICIPANTS EXCHANGE SHARES? If you participate in an Automatic Purchase and Redemption Program sponsored by your broker-dealer, you may exchange shares held in your Program Account for shares of Centennial Money Market Trust, Centennial Government Trust, Centennial Tax Exempt Trust, and Centennial California Tax Exempt Trust (referred to in this Prospectus as the "Centennial Trusts") if available for sale in your state of residence by contacting your broker or dealer and obtaining a Prospectus of the Centennial Trust.


HOW CAN DIRECT SHAREHOLDERS EXCHANGE SHARES? Direct shareholders can exchange shares of the Trust for Class A shares of certain eligible funds listed in the Statement of Additional Information. To exchange shares, you must meet several conditions:


   o Shares of the fund selected for exchange must be available for sale in your state of residence.

   o The prospectuses of the Trust and the fund whose shares you want to buy must offer the exchange privilege.

   o You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them. After the account is open 7 days, you can exchange shares every regular business day.

   o You must meet the minimum purchase requirements for the fund whose shares you purchase by exchange.

   o Before exchanging into a fund, you must obtain and read its prospectus.

      Shares of a particular class of an eligible fund may be exchanged only for shares of the same class in other eligible funds. For example, you can exchange shares of the Trust only for Class A shares of another fund, and you can exchange only Class A shares of another eligible fund for shares of the Trust.


      You may pay a sales charge when you exchange shares of the Trust. Because shares of the Trust are sold without sales charge, in some cases you may pay a sales charge when you exchange shares of the Trust for shares of other eligible funds that are sold subject to a sales charge. You will not pay a sales charge when you exchange shares of the Trust purchased by reinvesting distributions from the Trust or other eligible funds (except Oppenheimer Cash Reserves), or when you exchange shares of the Trust purchased by exchange of shares of an eligible fund on which you paid a sales charge.


      For tax purposes, exchanges of shares involve a sale of the shares of the fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. Since shares of the Trust normally maintain a $1.00 net asset value, in most cases you should not realize a capital gain or loss when you sell or exchange your shares.


      Direct shareholders can find a list of eligible funds currently available for exchanges in the Statement of Additional Information or you can obtain one by calling a service representative at 1.800.525.9310. The list of eligible funds can change from time to time.


How Do Direct Shareholders Submit Exchange Requests? Direct shareholders may request exchanges in writing or by telephone:


   o Written Exchange Requests. Complete an Exchange Authorization Form, signed by all owners of the account. Send it to the Transfer Agent at the address on the back cover.


   o Telephone Exchange Requests. Telephone exchange requests may be made by calling a service representative at 1.800.525.9310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

ARE THERE LIMITATIONS ON EXCHANGES? There are certain exchange policies you should be aware of:

   o Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that conforms to the policies described above. Requests for exchanges to any of the Centennial Trusts must be received by the Transfer Agent by 4:00 P.M. on a regular business day to be effected that day. The Transfer Agent must receive requests to exchange shares of the Trust to funds other than the Centennial Trusts on a regular business day by the close of The New York Stock Exchange that day. The close is normally 4:00 P.M. but may be earlier on some days.

   o  Either  fund  may  delay  the  purchase  of  shares  of the  fund  you are exchanging into up to seven days if it determines it would be disadvantaged by a same-day exchange. For example, the receipt of the multiple exchange requests from a "market timer" might require a fund to sell securities at a disadvantageous time and/or price.


   o Because excessive trading can hurt fund performance and harm shareholders, the Trust reserves the right to refuse any exchange request that may, in the opinion of the Trust, be disadvantageous, or to refuse multiple exchange requests submitted by a shareholder or dealer.


   o The Trust may amend, suspend or terminate the exchange privilege at any time. The Trust will provide you notice whenever it is required to do so by applicable law, but it may impose these changes at any time for emergency purposes.

   o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

More information about the Trust's policies and procedures for buying, selling and exchanging shares is contained in the Statement of Additional Information.

The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time it believes it is in the Trust's best interest to do so.


Telephone transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Trust at any time. If an account has more than one owner, the Trust and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the broker-dealer representative of record for the account unless the Transfer Agent receives cancellation instructions from an owner of the account.

The Transfer Agent will record any telephone calls to verify data concerning transactions. It has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data and by confirming such transactions in writing. The Transfer Agent and the Trust will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.


Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

Payment for redeemed shares ordinarily is made in cash. It is forwarded by check or by Federal Funds wire (as elected by the shareholder) within seven days after the Transfer Agent receives redemption instructions in proper form. However, under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended. For accounts registered in the name of a broker-dealer, payment will normally be forwarded within three business days after redemption.


The Transfer Agent may delay forwarding a check or making a payment via Federal Funds wire for redemption of recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check, or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

Involuntary redemptions of small accounts may be made by the Trust if the account value has fallen below $200 for reasons other than the fact that the market value of shares has dropped. In some cases involuntary redemptions may be made to repay the Distributor or Sub-Distributor for losses from the cancellation of share purchase orders.


"Backup Withholding" of federal income tax may be applied against taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Trust your correct, certified Social Security or Employer Identification Number when you sign your application, or if you under-report your income to the Internal Revenue Service.


To avoid sending duplicate copies of materials to households, the Trust will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Trust's records. The consolidation of these mailings, called householding, benefits the Trust through reduced mailing expense.

      If you want to receive multiple copies of these materials, you may call the Transfer Agent at 1.800.525.9310. You may also notify the Transfer Agent in writing. Individual copies of prospectuses and reports will be sent to you within 30 days after the Transfer Agent receives your request to stop householding.


Dividends and Tax Information

DIVIDENDS. The Trust intends to declare dividends from net investment income each regular business day and to pay those dividends to shareholders monthly on a date selected by the Board of Trustees. To maintain a net asset value of $1.00 per share, the Trust might withhold dividends or make distributions from capital or capital gains. Daily dividends will not be declared or paid on newly purchased shares until Federal Funds are available to the Trust from the purchase payment for such shares.


CAPITAL GAINS. The Trust normally holds its securities to maturity and therefore will not usually pay capital gains. Although the Trust does not seek capital gains, the Trust could realize capital gains on the sale of its portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains in December of each year. The Trust may make supplemental distributions of dividends and capital gains following the end of its fiscal year.

What Choices Do I Have for Receiving Distributions? For Automatic Purchase and Redemption Programs, dividends and distributions are automatically reinvested in additional shares of the selected Trust. When you open your account, direct shareholders should specify on your application how you want to receive your dividends and distributions. You have four options:


o Reinvest All Distributions in the Trust. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Trust.

o Reinvest Capital Gains Only. You can elect to reinvest some distributions (short-term capital gains or long-term capital gains) in the Trust while receiving dividends by check or having them sent to your bank account.

o Receive All Distributions in Cash. You can elect to receive a check for all dividends and capital gains distributions or have them sent to your bank.

o Reinvest Your Distributions in Another Account. You can reinvest all distributions in the same class of shares of another eligible fund account you have established.

If you participate in an Automatic Purchase and Redemption Program sponsored by your broker-dealer, all dividends and distributions will be automatically reinvested in additional shares of the Trust. Under the terms of the Automatic Purchase and Redemption Program, your broker-dealer can pay redeem shares to satisfy debit balances arising in your Program Account. If that occurs, you will be entitled to dividends on those shares as described in your Program Agreements.

TAXES. Exempt interest dividends paid from net investment income earned by the Trust on municipal securities will be excludable from gross income for federal income tax purposes. A portion of a dividend that is derived from interest paid on certain "private activity bonds" may be an item of tax preference if you are subject to the alternative minimum tax. If the Trust earns interest on taxable investments, any dividends derived from those earnings will be taxable as ordinary income to shareholders.


      Dividends paid by the Trust from interest it receives from New York municipal securities will be exempt from New York State and New York City personal income taxes. Dividends paid from municipal securities of other issuers normally will be treated as taxable ordinary income subject to New York State and New York City personal income taxes.

      Dividends and capital gains distributions may be subject to state or local taxes. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Dividends paid from short-term capital gains are taxable as ordinary income. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same. Every year the Trust will send you and the IRS a statement showing the amount of any taxable distribution you received in the previous year as well as the amount of your tax-exempt income.

Remember, There May be Taxes on Transactions. Because the Trust seeks to maintain a stable $1.00 per share net asset value, it is unlikely that you will have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.

Returns of Capital Can Occur. In certain cases, distributions made by the Trust may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders.


      This information is only a summary of certain federal income tax information about your investment. You should consult with your tax advisor about the effect of an investment in the Trust on your particular tax situation.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Trust's financial performance for the past 5 fiscal years. Certain information reflects financial results for a single Trust share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Trust (assuming reinvestment of all dividends and distributions). This information for the past 5 fiscal years ended June 30, 2000 has been audited by Deloitte & Touche LLP, the Trust's independent auditors, whose report, along with the Trust's financial statements, is included in the Statement of Additional Information, which is available on request.


--------------------------------------------------------------------------------------------------------------------
Financial Highlights


                                                 Year Ended June 30,
                                                   2000          1999
1998          1997         1996
--------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                 $1.00         $1.00
$1.00         $1.00        $1.00
--------------------------------------------------------------------------------------------------------------------
Income from investment operations - net
investment income and net realized gain                .03           .02
 .03           .03          .03
Dividends and/or distributions to shareholders        (.03)         (.02)
(.03)         (.03)        (.03)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $1.00         $1.00
$1.00         $1.00        $1.00
                                                     ======        ======
======        ======       ======
--------------------------------------------------------------------------------------------------------------------
Total Return(1)                                        2.92%         2.42%
2.87%         2.76%        2.79%
--------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)           $55,963       $61,792
$56,807       $48,896      $39,807
--------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $61,033       $59,345
$53,923       $45,363      $42,351
--------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income                                2.84%         2.38%
2.85%         2.73%        2.76%
Expenses                                             0.92%         0.89%
0.89%(3)      0.88%(3)     0.93%(3)
Expenses, net of indirect expenses and/or
voluntary assumption of expenses                     0.82%         0.80%
0.80%         0.80%        0.80%


1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns reflect changes in net investment income only. Total returns are not annualized for periods of less than one full year.
2.  Annualized  for periods of less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

79


INFORMATION AND SERVICES

For More Information On Centennial New York Tax Exempt Trust:

The following additional information about the Trust is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION This document includes additional information about the Trust's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS Additional information about the Trust's investments and performance is available in the Trust's Annual and Semi-Annual Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Trust's performance during its last fiscal year.

How to Get More Information:

You can request the Statement of Additional Information, the Annual and Semi-Annual Reports, and other information about the Trust or your account:

--------------------------------------------------------------------------------
By Telephone:                            Call Shareholder Services, Inc.
                                         toll-free:
                                         1.800.525.9310
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
By Mail:                                 Write to:
                                         Shareholder Services, Inc.
                                         P.O. Box 5143
                                         Denver, Colorado 80217
--------------------------------------------------------------------------------

You can also obtain copies of the Statement of Additional Information and other Trust documents and reports by visiting the SEC's Public Reference Room in Washington, D.C. (Phone 1.202.942.8090) or the EDGAR database on the SEC's Internet web site at http://www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No one has been authorized to provide any information about the Trust or to make any representations about the Trust other than what is contained in this Prospectus. This Prospectus is not an offer to sell shares of the Trust, nor a solicitation of an offer to buy shares of the Trust, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

                                              The Trust's shares are distributed
by:
SEC File No. 811-5584                         Centennial Asset Management
Corporation
PR0780.001.1100
Printed on recycled paper

APPENDIX TO THE PROSPECTUS OF
CENTENNIAL NEW YORK TAX EXEMPT TRUST

      Graphic material included in Prospectus of Centennial New York Tax Exempt Trust (the "Trust") under the heading: "Annual Total Returns (as of 12/31 each year)."

      Bar chart will be included in the Prospectus of the Trust depicting the annual total returns of a hypothetical investment in shares of the Trust for the full calendar year since the Trust's inception as a money market fund. Set forth below are the relevant data points that will appear on the bar chart.

--------------------------------------------------------------------
Calendar Year Ended:             Annual Total Returns
--------------------------------------------------------------------
--------------------------------------------------------------------
12/31/90                         5.22%
--------------------------------------------------------------------
--------------------------------------------------------------------
12/31/91                         3.88%
--------------------------------------------------------------------
--------------------------------------------------------------------
12/31/92                         2.19%
--------------------------------------------------------------------
--------------------------------------------------------------------
12/31/93                         1.62%
--------------------------------------------------------------------
--------------------------------------------------------------------
12/31/94                         2.03%
--------------------------------------------------------------------
--------------------------------------------------------------------
12/31/95                         3.14%
--------------------------------------------------------------------
--------------------------------------------------------------------
12/31/96                         2.67%
--------------------------------------------------------------------
--------------------------------------------------------------------
12/31/97                         2.88%
--------------------------------------------------------------------
--------------------------------------------------------------------
12/31/98                         2.66%
--------------------------------------------------------------------
--------------------------------------------------------------------

12/31/99                         2.49%

--------------------------------------------------------------------

                      Centennial New York Tax Exempt Trust
-------------------------------------------------------------------------------

6803 South Tucson Way, Englewood, Colorado 80112
1.800.525.9310

             Statement of Additional Information dated November 1, 2000

      This Statement of Additional Information is not a Prospectus. This document contains additional information about the Trust and supplements information in the Prospectus dated November 1, 2000. It should be read together with the Prospectus, which may be obtained by writing to the Trust's Transfer Agent, Shareholder Services, Inc., at P.O. Box 5143, Denver, Colorado 80217, or by calling the Transfer Agent at the toll-free number shown above.

Contents
                                                                            Page
                                 About the Trust
Additional Information about the Trust's Investment Policies and Risks.....
     The Trust's Investment Policies.......................................
     Other Investment Strategies...........................................
     Investment Restrictions...............................................
How the Trust is Managed...................................................
     Organization and History..............................................
     Trustees and Officers of the Trust....................................
     The Manager...........................................................
Service Plan...............................................................
Performance of the Trust...................................................

                               About Your Account
How To Buy Shares..........................................................
How To Sell Shares.........................................................
How To Exchange Shares.....................................................
Dividends and Taxes........................................................
Additional Information About the Trust.....................................

                      Financial Information About the Trust
Independent Auditors' Report...............................................
Financial Statements.......................................................

Appendix A: Securities Ratings..........................................A-1
Appendix B: Industry Classifications....................................B-1

A B O U T  T H E  T R U S T

       Additional Information About the Trust's Investment Policies and Risks


The investment objective and the principal investment policies of the Trust are described in the Prospectus. This Statement of Additional Information contains supplemental information about those policies and the types of securities that the Trust's investment manager, Centennial Asset Management Corporation (referred to as the "Manager"), will select for the Trust. Additional explanations are also provided about the strategies the Trust may use to try to achieve its objective.


The Trust's Investment Policies. The composition of the Trust's portfolio and the techniques and strategies that the Trust's Manager uses in selecting portfolio securities will vary over time. The Trust is not required to use all of the investment techniques and strategies described below at all times in seeking its goal. It may use some of the special investment techniques and strategies at some times or not at all.

      The Trust will not make investments with the objective of seeking capital growth. However, the value of the securities held by the Trust may be affected by changes in general interest rates. Because the current value of debt securities varies inversely with changes in prevailing interest rates, if interest rates increase after a security is purchased, that security would normally decline in value. Conversely, if interest rates decrease after a security is purchased, its value would rise. However, those fluctuations in value will not generally result in realized gains or losses to the Trust since the Trust does not usually intend to dispose of securities prior to their maturity. A debt security held to maturity is redeemable by its issuer at full principal value plus accrued interest.

      The Trust may sell securities prior to their maturity, to attempt to take advantage of short-term market variations, or because of a revised credit evaluation of the issuer or other considerations. The Trust may also do so to generate cash to satisfy redemptions of Trust shares. In such cases, the Trust may realize a capital gain or loss on the security.

      There are variations in the credit quality of municipal securities, both within a particular rating classification and between classifications. These variations depend on numerous factors. The yields of municipal securities depend on a number of factors, including general conditions in the municipal securities market, the size of a particular offering, the maturity of the obligation and rating (if any) of the issue. These factors are discussed in greater detail below.

Municipal Securities. The types of municipal securities in which the Trust may invest are described in the Prospectus under "About the Trust's Investments." Municipal securities are generally classified as general obligation bonds, revenue bonds and notes. A discussion of the general characteristics of these principal types of municipal securities follows below.

      |X| Municipal Bonds. We have classified municipal securities having a maturity (when the security is issued) of more than one year as "municipal bonds." The principal classifications of long-term municipal bonds are "general obligation" and "revenue" (including "industrial development") bonds. They may have fixed, variable or floating rates of interest, as described below.

            Some bonds may be "callable," allowing the issuer to redeem them before their maturity date. To protect bondholders, callable bonds may be issued with provisions that prevent them from being called for a period of time. Typically, that is 5 to 10 years from the issuance date. When interest rates decline, if the call protection on a bond has expired, it is more likely that the issuer may call the bond. If that occurs, the Trust might have to reinvest the proceeds of the called bond in bonds that pay a lower rate of return.

        |_| General Obligation Bonds. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power, if any, for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited or unlimited. Additionally, there may be limits as to the rate or amount of special assessments that can be levied to meet these obligations.

        |_| Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals.

      Although  the  principal  security  for these types of bonds may vary from bond to bond, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

        |_| Industrial Development Bonds. Industrial development bonds are considered municipal bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds may also be used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed by the bond as security for those payments.

        |_| Private Activity Municipal Securities. The Tax Reform Act of 1986 (the "Tax Reform Act") reorganized, as well as amended, the rules governing tax exemption for interest on certain types of municipal securities. The Tax Reform Act generally did not change the tax treatment of bonds issued in order to finance governmental operations. Thus, interest on general obligation bonds issued by or on behalf of state or local governments, the proceeds of which are used to finance the operations of such governments, continues to be tax-exempt. However, the Tax Reform Act limited the use of tax-exempt bonds for non-governmental (private) purposes. More stringent restrictions were placed on the use of proceeds of such bonds. Interest on certain private activity bonds is taxable under the revised rules. There is an exception for "qualified" tax-exempt private activity bonds, for example, exempt facility bonds including certain industrial development bonds, qualified mortgage bonds, qualified
Section 501(c)(3) bonds, and qualified student loan bonds. Normally, the Trust will not invest more than 20% of its total assets in private activity municipal securities or other taxable investments.

      In addition, limitations as to the amount of private activity bonds which each state may issue were revised downward by the Tax Reform Act, which will reduce the supply of such bonds. The value of the Trust's portfolio could be affected if there is a reduction in the availability of such bonds.

      Interest on certain private activity bonds issued after August 7, 1986, which continues to be tax-exempt, will be treated as a tax preference item subject to the alternative minimum tax (discussed below) to which certain taxpayers are subject. The Trust may hold municipal securities the interest on which (and thus a proportionate share of the exempt-interest dividends paid by the Trust) will be subject to the federal alternative minimum tax on individuals and corporations.

      The federal alternative minimum tax is designed to ensure that all persons who receive income pay some tax, even if their regular tax is zero. This is accomplished in part by including in taxable income certain tax preference items that are used to calculate alternative minimum taxable income. The Tax Reform Act made tax-exempt interest from certain private activity bonds a tax preference item for purposes of the alternative minimum tax on individuals and corporations. Any exempt-interest dividend paid by a regulated investment company will be treated as interest on a specific private activity bond to the extent of the proportionate relationship the interest the investment company receives on such bonds bears to all its exempt interest dividends.

      In addition, corporate taxpayers subject to the alternative minimum tax may, under some circumstances, have to include exempt-interest dividends in calculating their alternative minimum taxable income. That could occur in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.

      To determine whether a municipal security is treated as a taxable private activity bond, it is subject to a test for: (a) a trade or business use and security interest, or (b) a private loan restriction. Under the trade or business use and security interest test, an obligation is a private activity bond if: (i) more than 10% of the bond proceeds are used for private business purposes and (ii) 10% or more of the payment of principal or interest on the issue is directly or indirectly derived from such private use or is secured by the privately used property or the payments related to the use of the property. For certain types of uses, a 5% threshold is substituted for this 10% threshold.

      The term "private business use" means any direct or indirect use in a trade or business carried on by an individual or entity other than a state or municipal governmental unit. Under the private loan restriction, the amount of bond proceeds that may be used to make private loans is limited to the lesser of 5% or $5.0 million of the proceeds. Thus, certain issues of municipal securities could lose their tax-exempt status retroactively if the issuer fails to meet certain requirements as to the expenditure of the proceeds of that issue or the use of the bond-financed facility. The Trust makes no independent investigation of the users of such bonds or their use of proceeds of the bonds. If the Trust should hold a bond that loses its tax-exempt status retroactively, there might be an adjustment to the tax-exempt income previously distributed to shareholders.

      Additionally, a private activity bond that would otherwise be a qualified tax-exempt private activity bond will not, under Internal Revenue Code Section 147(a), be a qualified bond for any period during which it is held by a person who is a "substantial user" of the facilities or by a "related person" of such a substantial user. This "substantial user" provision applies primarily to exempt facility bonds, including industrial development bonds. The Trust may invest in industrial development bonds and other private activity bonds. Therefore, the Trust may not be an appropriate investment for entities which are "substantial users" (or persons related to "substantial users") of such exempt facilities. Those entities and persons should consult their tax advisers before purchasing shares of the Trust.

      A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses part of a facility" financed from the proceeds of exempt facility bonds. Generally, an individual will not be a "related person" under the Internal Revenue Code unless such individual or the individual's immediate family (spouse, brothers, sisters and immediate descendants) own directly or indirectly in the aggregate more than 50% in value of the equity of a corporation or partnership which is a "substantial user" of a facility financed from the proceeds of exempt facility bonds.

      |X| Municipal Notes. Municipal securities having a maturity (when the security is issued) of less than one year are generally known as municipal notes. Municipal notes generally are used to provide for short-term working capital needs. Some of the types of municipal notes the Trust can invest in are described below.

        |_| Tax Anticipation Notes. These are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use or other business taxes, and are payable from these specific future taxes.

        |_| Revenue Anticipation Notes. These are notes issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue-sharing programs.

        |_| Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. The long-term bonds that are issued typically also provide the money for the repayment of the notes.

        |_|  Construction  Loan  Notes.   These  are  sold  to  provide  project
construction financing until permanent financing can be secured. After successful completion and acceptance of the project, it may receive permanent financing through public agencies, such as the Federal Housing Administration.

      |X| Tax Exempt Commercial Paper. This type of short-term obligation (usually having a maturity of 270 days or less) is issued by a municipality to meet current working capital needs.

      |X| Municipal Lease Obligations. The Trust's investments in municipal lease obligations may be through certificates of participation that are offered to investors by public entities. Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain funds to acquire a wide variety of equipment and facilities.

      Some municipal lease securities may be deemed to be "illiquid" securities. Their purchase by the Trust would be limited as described below in "Illiquid Securities." From time to time the Trust may invest more than 5% of its net assets in municipal lease obligations that the Manager has determined to be liquid under guidelines set by the Board of Trustees. Those guidelines require the Manager to evaluate:
     |_| the frequency of trades and price quotations for such securities;
     |_| the number of dealers or other potential  buyers willing to purchase or sell such securities;
     |_| the availability of market-makers; and |_| the nature of the trades for such securities.

            Municipal leases have special risk considerations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. While the obligation might be secured by the lease, it might be difficult to dispose of that property in case of a default.

      Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources. That revenue might be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.

      In addition to the risk of "non-appropriation," municipal lease securities do not have as highly liquid a market as conventional municipal bonds. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment of interest or repayment of principal by the issuer. The ability of issuers of municipal leases to make timely lease payments may be adversely affected in general economic downturns and as relative governmental cost burdens are reallocated among federal, state and local governmental units. A default in payment of income would result in a reduction of income to the Trust. It could also result in a reduction in the value of the municipal lease and that, as well as a default in repayment of principal, could result in a decrease in the net asset value of the Trust. While the Trust holds such securities, the Manager will also evaluate the likelihood of a continuing market for these securities and their credit quality.

Ratings of Securities - Portfolio Quality and Diversification. Under Rule 2a-7 of the Investment Company Act, the Trust uses the amortized cost method to value its portfolio securities to determine the Trust's net asset value per share. Rule 2a-7 imposes requirements for the maturity, quality and diversification of the securities which the Trust buys. The Trust may purchase only those securities that the Manager, under procedures approved by the Board of Trustees, has determined have minimal credit risk and, as such, are "eligible securities".

      |_| Quality. Eligible securities are securities that have received a rating in one of the two highest short-term rating categories by a rating organization. Rating organizations are designated by the SEC. Eligible securities may be "first tier" or "second tier" securities. First tier securities are those that have received a rating in the highest category for short term debt obligations by at least two rating organizations. If only one rating organization has rated the security, it must be rated in the highest category for that rating organization. U.S. government securities and securities issued by a registered money market mutual fund are also first tier securities.

      The Trust may also buy second tier "conduit securities". These eligible securities are securities rated by rating organizations but are not first tier securities. Conduit securities are municipal securities such as industrial development or revenue bonds issued to finance non-government projects. The payment of the principal and interest on a conduit security is not the obligation of the municipal issuer, but is the obligation of another person who is ultimately responsible for the payment of principal and interest, such as the user of the facility. The Trust may not invest more than 5% of its total assets in second tier conduit securities.


      The Trust may also buy unrated securities that the Manager determines are comparable in quality to a first or second tier security by applying certain criteria established by the Board to determine its creditworthiness. These criteria require a high quality short term or long-term rating (depending on the security) from a rating organization. Unrated securities the Trust may buy include asset backed securities and securities subject to "demand features" or "guarantees".


      The Trust may purchase a security subject to a guarantee if the guarantee is an eligible security or a first tier security. The trust may also purchase a security subject to a "conditional" demand feature if the demand feature is an eligible security and the Manager has decided that the conditional demand feature meets the requirements imposed by Rule 2a-7.


      If a security's rating is downgraded, the Manager and/or the Board of Trustees may have to reassess the security's credit risk. If a security has ceased to be a first tier security, the Manager will promptly reassess whether the security continues to present minimal credit risk. If the Manager becomes aware that any rating organization has downgraded its rating of a second tier security or rated an unrated security below its second highest rating category, the Trust's Board of Trustees shall promptly reassess whether the security presents minimal credit risk and whether it is in the best interests of the Trust to dispose of it. If the Trust disposes of the security within five days of the Manager learning of the downgrade, the Manager will provide the Board of Trustees with subsequent notice of such downgrade. If a security is in default, or ceases to be an eligible security, or is determined no longer to present minimal credit risks, the Board of Trustees must determine whether it would be in the best interests of the Trust to dispose of the security.


      |_| Diversification. With respect to 75% of its total assets, the Trust cannot invest more than 5% of its total assets in securities issued by one issuer. It cannot invest more than 5% of its total assets in securities of one issuer unless the security is a first tier security. The Trust also cannot invest more than 1% of its total assets or $1.0 million, whichever is greater, in second tier securities of one issuer. For diversification purposes, the Trust is considered to have purchased the security underlying a repurchase agreement if the repurchase agreement is fully collateralized. For a refunded security, the Trust is considered to have the U.S. government securities underlying the refunded security. For conduit securities, the Trust considers the issuer to be the person ultimately responsible for payment of the obligation. If the Trust buys an asset backed security, the issuer of the security is deemed to be the "special purpose" entity which issued the security. A special purpose entity is an entity which is organized solely for the purpose of issuing asset backed securities. If the asset backed securities issued by the special purpose entity include the obligations of another person or another special purpose entity and those obligations amount to 10% or more of the asset backed securities the Trust buys, that other person or entity is considered to be the issuer of a pro rata percentage of the asset backed security.

      The Trust may buy a security subject to a demand feature or guarantee. In this case, with respect to 75% of its total assets, the Trust may not invest more than 10% of its total assets in securities issued by or subject to demand features or guarantees issued by the same issuer. If the demand feature or guarantee is a second tier security, the Trust may not invest more than 5% of its total assets in securities subject to demand features or guarantees from the same issuer. And, the Trust may not invest more than 10% of its total assets in securities issued by or subject to demand features or guarantees from the same issuer. However, if the demand feature or guarantee is issued by a person who is a non-controlled person, the Trust does not have to limit its investments to no more than 10% of its total assets in securities issued by or subject to demand features or guarantees from the same issuer.


      |_| Maturity. The Trust must maintain a dollar-weighted average portfolio maturity of not more than 90 days, and the maturity of any single security must not be in excess of one year from the date of purchase. The Board of Trustees has recommended that shareholders approve increasing the maximum permitted maturity to the maximum permitted under Rule 2a-7 (or any other applicable rule) which is currently 397 days. If that change is not approved by shareholders, the prospectus and this Statement of Additional Information will be supplemented. The Trust also may buy adjustable and floating rate securities, enter into repurchase agreements and lend portfolio securities. Rule 2a-7 defines how the maturities of these securities are determined. The Trust may buy these securities if their maturities do not exceed one year from the date of the investment (or if the changes are approved by shareholder, the maximum time period provided for in Rule 2a-7).


      |_| Demand Features and Guarantees. Demand features and gurantees and some of their uses are described in the Prospectus. The Trust also uses demand features and guarantees to satisfy the maturity, quality and diversifications requirements described above. The Trust considers the person which issues the demand feature as the person to whom the Trust will look for payment. An unconditional demand feature is considered a guarantee and the Trust looks to the person making the guarantee for payment of the obligation of the underlying security.

      When the Trust buys municipal securities, it may obtain a demand feature from the seller to repurchase the securities that entitles the Trust to achieve same day settlement from the repurchaser and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. Another type of demand feature purchased in conjunction with a Municipal Security enables the Trust to sell the underlying security within a specified period of time at a fixed exercise price. The Trust may pay for demand features either separately in cash or by paying a higher price for the securities acquired subject to the demand features. The Trust will enter into these transactions only with banks and dealers which, in the Manager's opinion, present minimal credit risks. The Trust's purchases of demand features are subject to the provisions of Rule 2a-7 under the Investment Company Act because the Trust uses the amortized cost method to value its portfolio securities.

      The Trust's ability to exercise a demand feature or guarantee will depend on the ability of the bank or dealer to pay for the securities if the demand feature or guarantee is exercised. If the bank or dealer should default on its obligation, the Trust might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere. Demand features and guarantees are not transferable by the Trust, and therefore terminate if the Trust sells the underlying security to a third party. The Trust intends to enter into these arrangements to facilitate portfolio liquidity, although such arrangements may enable the Trust to sell a security at a pre-arranged price which may be higher than the prevailing market price at the time the demand feature or guarantee is exercised. Any considerations paid by the Trust for the demand feature (which increases the cost of the security and reduces the yield otherwise available for the security) will be reflected on the Trust's books as unrealized depreciation while the demand feature or guarantee is held, and a realized gain or loss when demand feature is exercised or expires.

Other Investment Strategies


Floating Rate/Variable Rate Obligations. Floating rate and variable rate demand notes are tax-exempt obligations which may have a stated maturity in excess of one year from the purchase date, but may include features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year on not more than thirty days' notice at any time (or if the changes are approved by shareholders, the maximum time period provided for in Rule 2a-7). The issuer of such notes normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the note plus accrued interest upon a specified number of days notice to the holder. The interest rate on a floating rate demand note is based on a stated prevailing market rate and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals of no more than one year. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. There is no limit on the amount of the Trust's assets that may be invested in floating rate and variable rate obligations that meet the requirements of Rule 2a-7. Floating rate or variable rate obligations which do not provide for recovery of principal and interest within seven days may be subject to the limitations applicable to illiquid securities described in "Investment Objective and Policies - Illiquid and Restricted Securities" in the Prospectus.


When-Issued and Delayed Delivery Transactions. As stated in the Prospectus, the Trust may invest in municipal securities on a "when-issued" or "delayed delivery" basis. Payment for and delivery of the securities shall not exceed 120 days from the date the offer is accepted. The purchase price and yield are fixed at the time the buyer enters into the commitment. During the period between the time of commitment and settlement, no payment is made by the Trust to the issuer and no interest accrues to the Trust from the investment. However, the Trust intends to be as fully invested as possible and will not invest in when-issued securities if its income or net asset value will be materially adversely affected. At the time the Trust makes the commitment to purchase a municipal security on a when-issued basis, it will record the transaction on its books and reflect the value of the security in determining its net asset value. It will also identify on its books liquid assets equal in value to the commitment for the when-issued securities. While when-issued securities may be sold prior to settlement date, the Trust intends to acquire the securities upon settlement unless a prior sale appears desirable for investment reasons. There is a risk that the yield available in the market when delivery occurs may be higher than the yield on the security acquired.


Loans of Portfolio Securities. To attempt to increase its income, the Trust may lend its portfolio securities to brokers, dealers and other financial institutions. These loans are limited to not more than 10% of the value of the Trust's total assets and are subject to other conditions described below. The Trust will not enter into any securities lending agreements having a maturity in excess of one year (or if the changes are approved by shareholders, the maximum time period provided for in Rule 2a-7). The Trust presently does not intend to lend its securities, but if it does, the value of securities loaned is not expected to exceed 5% of the value of the Trust's total assets. There are some risks in lending securities. The Trust could experience a delay in receiving additional collateral to secure a loan, or a delay in recovering the loaned securities.


      The Trust must receive collateral for a loan. Any securities received as collateral for a loan must mature in twelve months or less. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the market value of the loaned securities. The collateral must consist of cash, bank letters of credit, U.S. government securities or other cash equivalents in which the Trust is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Trust if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Trust.

      When it lends securities, the Trust receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan. It may also receive negotiated loan fees and the interest on the collateral securities, less any finders', custodian, administrative or other fees the Trust pays in connection with the loan. The Trust may share the interest it receives on the collateral securities with the borrower as long as it realizes at least a minimum amount of interest required by the lending guidelines established by its Board of Trustees.

      The Trust will not lend its portfolio securities to any officer, Trustee, employee or affiliate of the Trust or its Manager. The terms of the Trust's loans must meet certain tests under the Internal Revenue Code and permit the Trust to reacquire loaned securities on five business days notice or in time to vote on any important matter.

Repurchase Agreements. In a repurchase transaction, the Trust acquires a security from, and simultaneously resells it to, an approved vendor (a U.S. commercial bank or the U.S. branch of a foreign bank having total domestic assets of at least $1 billion or a broker-dealer with a net capital of at least $50 million and which has been designated a primary dealer in government securities). The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act of 1940, as amended (the "Investment Company Act") collateralized by the underlying security. The Trust's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value.



Special Investment Considerations - New York Municipal Securities. As explained in the Prospectus, the Trust's investments are highly sensitive to the fiscal stability of New York State (referred to in the section as the "State") and its subdivisions, agencies, instrumentalities or authorities, including New York City, which issue the municipal securities in which the Trust invests. The following information on risk factors in concentrating in New York municipal securities is only a summary, based on publicly-available official statements relating to offerings by issuers of New York municipal securities on or prior to July 15, 2000 with respect to offerings of New York State, and on or prior to May 11, 2000 with respect to offerings by New York City. No representation is made as to the accuracy of this information.


      During the mid-1970's the State, some of its agencies, instrumentalities and public benefit corporations (the "Authorities"), and certain of its municipalities faced serious financial difficulties. To address many of these financial problems, the State developed various programs, many of which were successful in reducing the financial crisis. Any further financial problems experienced by these Authorities or municipalities could have a direct adverse effect on the New York municipal securities in which the Trust invests.


      |X| Factors Affecting Investments in New York State Securities. The State's published forecast of its economy showed continued expansion during the 2000 calendar year, with employment growth gradually slowing from the 1999 calendar year. Most major sectors of the economy recorded significant employment gains for the first quarter of 2000, with the service sector accounting for the largest increases. On an average annual basis, the employment growth rate in the State was expected to be lower than in 1999, but to exceed national employment growth. Personal income was expected to record moderate gains in 2000. Wage growth in 2000 was expected to remain strong because of much stronger-than-expected bonus payments in the first half of the year; however, the expectation of continued strong growth was checked by less optimism with respect to end-of-year financial sector performance.

      The forecast for continued growth, and any resultant impact on the State Plan, contained uncertainties. The inflation rate may differ significantly from expectations due to the upward pressure of a tight labor market and higher prices for commodities such as petroleum products and the downward pressure of improved productivity growth. In addition, the State economic forecast could over- or under-estimate the level of future bonus payments or inflation growth, resulting in forecasted average wage growth that could differ significantly from actual growth. Similarly, the State forecast could over- or under-estimate actions by the Federal Reserve Board to moderate inflation. An increase in interest rates could have an adverse impact in New York given the sensitivity of financial markets to interest rate shifts and the prominence of these markets in the New York economy. There is also the possibility that greater-than-anticipated mergers, downsizing, and relocation of firms caused by deregulation and global competition may have a significant adverse effect on employment growth.

      Relative to the nation, the State has a smaller share of manufacturing and construction and a larger share of service-related industries. The State's finance, insurance, and real estate share, as measured by wages, is particularly large relative to the nation. The State projected that it is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected by any economic downturn that is concentrated in the services sector.

      On May 10, 2000 the State issued the 2000-01 Financial Plan (the "May Financial Plan"). On July 31, 2000, the State released the first of three quarterly updates to the May Financial Plan (the "July Update"; the May
Financial Plan, as updated by the July Update, being the "State Plan"). The State's General Fund (the major operating Fund of the State) was projected in the State Plan to be balanced on a cash basis for the 2000-01 fiscal year. Total receipts and transfers from other funds was projected to reach $39.72 billion, an increase of $2.32 billion from the prior fiscal year, and disbursements and transfers to other funds were projected to be $38.92 billion, an increase of $1.75 billion from the total disbursed in the prior fiscal year.

      The State reported that at the end of the first quarter of the 2000-01 fiscal year, the General Fund had a cash balance of $6.75 billion, $446 million above the estimate in the May Financial Plan. Total General Fund receipts and transfers from other funds totaled $14.93 billion in the first quarter, $464 million higher than the May cash flow projections. Total General Fund disbursements and transfers to other funds totaled $9.35 billion in the first quarter, $18 million above the May cash flow projections, which the State attributed to the timing of payments and did not anticipate would affect year-end totals.

      General Fund receipt results through the first quarter remained strong as the New York economy continued to expand at a healthy pace. However, several factors with a potentially negative impact on future receipts mitigated against any upward revision in the receipt estimates at the time of the July Update, including: a possible slowdown in national economic activity engineered by Federal Reserve Board policy; an easing of growth in equity markets; and continued uncertainty with respect to financial sector profits and bonus payments which determine a significant portion of year end income and corporate tax receipts.

      Projections of total State receipts in the State Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. In preparing projections of State receipts, economic forecasts relating to personal income, wages, consumption, profits and employment were deemed to be particularly important. The State stated that its projection of receipts from most tax or revenue sources was generally made by estimating the change in yield of such tax or revenue source caused by economic and other factors, rather than by estimating the total yield of such tax or revenue source from its estimated tax base. The forecasting methodology, however, was designed to ensure that State fiscal year collection estimates for taxes that are based on a computation of annual liability, such as the business and personal income taxes, are consistent with estimates of total liability under those taxes.

      Projections of total State disbursements were based on assumptions relating to economic and demographic factors, potential collective bargaining agreements, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year included uncertainties relating to the economy of the nation and the State, the policies of the federal government, collective bargaining negotiations and changes in the demand for and use of State services.

      Despite recent budgetary surpluses recorded by the State, actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, and actions of the federal government could impact projected budget gaps for the State. These gaps would result from a disparity between recurring revenues and the costs of increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.


     |_| State Governmental Funds Group. Substantially all State non-pension financial operations are accounted for in the State's governmental funds group. Governmental funds include:

      o the General Fund, which receives all income not required by law to be deposited in another fund;
      o Special Revenue Funds, which receive most of the money the State gets from the Federal government and other income the use of which is legally restricted to certain purposes;
      o Capital Projects Funds, used to finance the acquisition and construction of major capital facilities by the State and to aid in certain projects conducted by local governments or public authorities; and
      o Debt Service Funds, which are used for the accumulation of money for the payment of principal of and interest on long-term debt and to meet lease-purchase and other contractual-obligation commitments.

      |_| Local Government Assistance  Corporation.  In 1990, as part of a State fiscal reform program, legislation was enacted creating Local Government Assistance Corporation, a public benefit corporation empowered to issue long-term obligations to fund payments to local governments that had been traditionally funded through the State's annual seasonal borrowing. The legislation authorized the corporation to issue its bonds and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds). Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing.


      The legislation also dedicated revenues equal to one percent of the four percent State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by the corporation and bonds issued to provide for capitalized interest. An exception is in cases where the Governor and the legislative leaders have certified the need for additional borrowing and have provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with the corporation's bondholders in the resolution authorizing such bonds.

      As of June 1995, the corporation had issued bonds and notes to provide net proceeds of $4.7 billion, completing the program. The impact of its borrowing, as well as other changes in revenue and spending patterns, is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

      |X| Authorities. The fiscal stability of the State is related to the fiscal stability of its public Authorities. Authorities have various
responsibilities,   including  those  that  finance,  construct  and/or  operate revenue-producing public facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts, and restrictions set forth in their legislative authorization.


      Authorities are generally supported by revenues generated by the projects financed or operated, such as tolls charged for use of highways, bridges or tunnels, charges for electric power, electric and gas utility services, rentals charged for housing units and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. There are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are diverted, the affected localities could seek additional State assistance. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.


     |X| Ratings of the State's Securities. Moody's Investors Service, Inc. has rated the State's general obligation bonds "A2" and Standard & Poor's Ratings Services, a Division of the McGraw-Hill Companies, has rated those bonds "A+."

      Ratings reflect only the views of the ratings organizations, and an explanation of the significance of a rating may be obtained from the rating agency furnishing the rating. There is no assurance that a particular rating will continue for any given period of time or that a rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances warrant. A downward revision or withdrawal of a rating may have an effect on the market price of the State and municipal securities in which the Trust invests.

      |X| The State's General Obligation Debt. As of March 31, 2000, the State had approximately $4.6 billion in general obligation bonds outstanding. Principal and interest due on general obligation bonds were $724 million for the 1999-2000 fiscal year and are estimated to be $687.4 million for the State's 2000-01 fiscal year.

      |X| Pending Litigation. The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. That litigation includes, but is not limited to, claims asserted against the State involving State finances and programs and arising from alleged violations of civil rights, alleged torts, alleged breaches of contracts, real property proceedings and other alleged violations of State and federal laws. These proceedings could affect adversely the financial condition of the State in the 2000-01 fiscal year or thereafter.

      The State believes that the State Plan includes sufficient reserves for the payment of judgments that may be required during the 2000-01 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount the State Plan reserves for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced 2000-01 financial plan.

      In addition, the State is party to other claims and litigation that its legal counsel has advised are not probable of adverse court decisions or are not deemed to be materially adverse. Although the amounts of potential losses, if any, are not presently determinable, it is the State's opinion that its ultimate liability in these cases is not expected to have a material adverse effect on the State's financial position in the 2000-01 fiscal year or thereafter.

      |X| Other Functions. Certain localities in addition to New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2000-01 fiscal year.

      |X| Factors Affecting Investments in New York City Municipal Securities. New York City (the "City") has a diversified economic base, with a substantial volume of business activity in the service, wholesale and retail trade and manufacturing industries and is the location of many securities, banking, law, accounting, new media and advertising firms.

      Economic activity in the City has experienced periods of growth and recession and can be expected to experience periods of growth and recession in the future. Changes in the economic activity in the City, particularly employment, per capita personal income and retail sales, may have an impact on the City. From 1969 to 1977, the City experienced substantial declines in employment, but from 1978 to 1987 the City experienced strong growth in jobs, especially in the City's finance, insurance and real estate sectors due in large part to lower inflation, lower interest rates and a strong securities market. Beginning in 1988, employment growth in the City slowed, and in 1990 the City experienced job losses, although the U.S. economy expanded during that period. During 1991 and 1992, employment levels in the City continued to decline. In recent years, the City experienced increases in employment. Real per capita personal income (i.e., per capita personal income adjusted for the effects of inflation and the differential in living costs) has generally experienced fewer fluctuations than employment in the City. Although the City periodically experienced declines in real per capita personal income between 1969 and 1981, real per capita personal income in the City has generally increased from the mid-1980s until the present. In nearly all of the years between 1969 and 1990 the City experienced strong increases in retail sales. However, from 1991 to 1993, the City experienced a weak period of retail sales. Since 1994, the City has returned to a period of growth in retail sales. Overall, the City's economic improvement accelerated significantly between 1997 and 1999. Much of the increase can be traced to the performance of the securities industry, but the City's economy also produced gains in the retail trade sector, the hotel and tourism industry, and business services, with private sector employment growing at a record pace. The City's current financial plan assumes that, after strong growth in 2000, moderate economic growth will exist through calendar year 2003, with moderating job growth and wage increases.

      For each of the 1981 through 1999 fiscal years, the City had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with generally accepted accounting principles after discretionary and other transfers. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City's economic base.

      The Mayor is responsible for preparing the City's financial plan, including the City's current financial plan for the 2000 through 2004 fiscal years (referred to below as the "2000-2004 Financial Plan", or "Financial Plan").

      The City's projections set forth in the Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Implementation of the Financial Plan is dependent upon the City's ability to market its securities successfully. The City's financing program for fiscal years 2000 through 2004 contemplates the issuance of $8.22 billion of general obligation bonds and $5.75 billion of bonds to be issued by the New York City Transitional Finance Authority (the "Finance Authority") to finance City capital projects. The City's financing program assumes the passage of legislation by the State to increase the financing capacity of the Finance Authority by $4 billion. It also assumes the effectiveness in fiscal year 2002 of a proposed State Constitutional amendment to increase the City's general obligation debt limit. In addition, it is currently expected that the City will have access to approximately $2.4 billion of proceeds from the sale of tobacco settlement bonds to be issued by TSASC, Inc. ("TSASC"). Such bonds will be payable from funds derived from the settlement of litigation with tobacco companies selling cigarettes in the United States. The Finance Authority and TSASC were created to assist the City in financing its capital program while keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur.

      In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City, New York City Municipal Water Finance Authority ("Water Authority"), Finance Authority, TSASC and other bonds and notes are subject to prevailing market conditions. The City's planned capital and operating expenditures are dependent upon the sale of its general obligation bonds and notes, and the Water Authority, Finance Authority and TSASC bonds. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

      The City Comptroller and other agencies and public officials issue reports and make public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

      |X| 2000-2004 Financial Plan. The Financial Plan for the 2000 through 2004 fiscal years, released on May 1, 2000, projects that revenues and expenditures for the 2000 and 2001 fiscal years will be balanced in accordance with generally accepted accounting principles, and projects gaps of $1.68 billion, $1.95 billion and $1.84 billion for fiscal years 2002 through 2004, respectively, after implementation of a gap closing program. The Financial Plan depends upon its projections of increased tax revenues in fiscal years 2000 through 2004; a delay in the assumed collection of $350 million of projected rent payments for the City's airports from fiscal year 2001 to fiscal years 2002 through 2004; and an increase in merit pay wages for City employees in fiscal years 2000-2004. The Financial Plan also presumes a net expenditure savings in fiscal year 2000; net expenditure increases in fiscal years 2000 through 2004; a pension fund savings in fiscal years 2000 through 2002; and increased pension fund costs in fiscal years 2003 and 2004. The Financial Plan also provides for increased spending for education and other agencies. The Financial Plan further includes proposed discretionary transfers in the fiscal year 1999 for debt service due in fiscal year 2000, in fiscal year 2000 for debt service due in fiscal year 2001, in fiscal year 2001 for debt service due in fiscal year 2002, and in fiscal year 2002 for debt service due in fiscal year 2003.

      In addition, the Financial Plan sets forth gap-closing actions to eliminate a previously projected gap for the 2001 fiscal year and to reduce projected gaps for fiscal years 2002 through 2004. The gap-closing actions for the 2000 through 2004 fiscal years include additional agency actions, assumed additional Federal and State actions (which are subject to Federal and state approval) and proposed productivity savings and reductions in fringe benefit costs. The Financial Plan also reflects a proposed tax reduction program including the elimination of the commercial rent tax over three years commencing June 1, 2000; a 50% reduction in the 14% personal income tax surcharge starting July 1, 2001; the extension of current tax reductions for owners of cooperative and condominium apartments; and repeal of the $2 flat fee hotel occupancy tax effective December 1, 2000.


      The Financial Plan provides no additional wage increases for City employees after their contracts expire in fiscal years 2000 and 2001. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors that could have a material effect on the City.

      Various actions proposed in the City's Financial Plan are uncertain. If these measures cannot be implemented, the City will be required to take other actions to decrease expenditures or increase revenues to maintain a balanced financial plan.


      |X| Ratings of the City's Bonds. Moody's Investors Service, Inc. ("Moody's") has rated the City's general obligation bonds "A3." Standard & Poor's Ratings Group, a division of the McGraw-Hill Companies, Inc. ("Standard & Poor's") has rated those bonds "A-." Fitch, Inc. ("Fitch"), the international rating agency, has rated those bonds "A." These ratings reflect only the views of Moody's, Standard & Poor's and Fitch from which an explanation of the significance of such ratings may be obtained. There is no assurance that those ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any downward revision or withdrawal could have an adverse effect on the market prices of the City's bonds. On July 10, 1995, Standard & Poor's revised its rating of City bonds downward to "BBB+." On July 16, 1998, Standard & Poor's revised its rating of City bonds upward to "A-." Moody's rating of City bonds was revised in February 1998 to "A3" from "Baal." On March 8, 1999, Fitch revised its rating of City bonds upward to "A."

      |X| The City's Outstanding Indebtedness. As of March 31, 2000, the City and the Municipal Assistance Corporation for the City of New York had, respectively, $26.206 billion and $2.921 billion of outstanding net long-term debt.

      The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets in future fiscal years will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures.

      |X| Pending Litigation. The City is a defendant in lawsuits pertaining to material matters, including claims asserted that are incidental to performing routine governmental and other functions. That litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged constitutional violations, torts, breaches of contract, and other violations of law and condemnation proceedings. For the fiscal year ended on June 30, 1999, the City paid $424.3 million for judgments and claims. The 2000-2004 Financial Plan includes provisions for the payment of judgments and claims of $481.9 million, $442.3 million, $463.5 million, $482.7 million and $507.7 million for the 2000 through 2004 fiscal years, respectively. As of June 30, 1999, the City estimates its potential future liability for outstanding claims against it to be $3.5 billion.


Investment Restrictions

      |X| What Are "Fundamental Policies?" Fundamental policies are those policies that the Trust has adopted to govern its investments that can be changed only by the vote of a "majority" of the Trust's outstanding voting securities. Under the Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:

      |_| 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or |_| more than 50% of the outstanding shares.

      The Trust's investment objective is a fundamental policy. Other policies described in the Prospectus or this Statement of Additional Information are "fundamental" only if they are identified as such. The Trust's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional Information, as appropriate. The Trust's most significant investment policies are described in the Prospectus.

|X|  Does  the  Trust  Have  Additional   Fundamental  Policies?  The  following
investment restrictions are fundamental policies of the Trust.


      |_| The Trust cannot make loans, except that the Trust may purchase debt securities described in "Investment Objective and Policies" and repurchase agreements, and the Trust may lend its portfolio securities as described in the Statement of Additional Information;


      |_| The Trust cannot borrow money in excess of 10% of the value of its total assets or make any investment when borrowings exceed 5% of the value of its total assets; it may borrow only as a temporary measure for extraordinary or emergency purposes; no assets of the Trust may be pledged, mortgaged or assigned to secure a debt;

         |_| The Trust cannot invest in commodities or commodity contracts, or invest in interests in oil, gas, or other mineral exploration or development programs;

      |_| The Trust cannot invest in real estate; however, the Trust may purchase debt securities issued by companies which invest in real estate or interests therein;


     |_| The Trust cannot purchase securities on margin or make short sales of securities;


      |_| The Trust cannot invest in or hold securities of any issuer if those officers and trustees or directors of the Trust or its advisor who beneficially own individually more than 0.5% of the securities of such issuer together own more than 5% of the securities of such issuer;

      |_| The Trust cannot underwrite securities of other companies except insofar as the Trust may be deemed an underwriter under the Securities Act of 1933 in connection with the disposition of portfolio securities;

      |_| The Trust cannot purchase  securities of other  investment  companies,
except   in   connection   with  a   merger,   consolidation,   acquisition   or
reorganization.

|_| The Trust cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of the Trust are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations.


      The Board of Trustees has recommended that shareholders approve changing or eliminating certain fundamental policies of the Trust. These changes are expected to be approved by shareholders at a meeting which is scheduled to be held on or about December 15, 2000 (or any adjournments of that meeting). If the changes are not approved by shareholders, the Manager will supplement this Statement of Additional Information to reflect that the changes were not approved. The changes to fundamental policies that the Board of Trustees has recommended that shareholders approve are as follows:

|X|Eliminating the fundamental investment restriction that limited investments in securities of unseasoned issuers. Specifically, the Board has recommended that shareholders approve the elimination of the following fundamental investment restriction:


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      Current

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      The Trust cannot invest more than 5% of the value of its total assets in securities of companies that have operated less than three years, including the operations of predecessors.

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|X| Approving amendments to certain fundamental investment restrictions.
A. Amending the fundamental investment restriction on investing in debt securities having a maturity greater than one year. The Trust currently has two fundamental investment restrictions that limit the maturity on debt securities it can purchase to one year or less. That is more restrictive than is required under Rule 2a-7. Accordingly, the Board is recommending that shareholders approve the following changes:

   Current
     ------------------------------------- -------------------------------------
     The Trust cannot enter into a repurchase agreement or purchase a security subject to a call if the scheduled repurchase or redemption date is greater than one year.

     The Trust cannot invest in any debt instrument having a maturity in excess of one year from the date of purchase, unless purchased subject to a demand feature which may not exceed one year and requires payment on not more than 30 days' notice.



     Proposed
     -------------------------------------
     As a fundamental policy, The Trust cannot invest in any debt instrument having a maturity in excess of the time period provided for in Rule 2a-7 of the Investment Company Act of 1940, or any other applicable rule, or in the case of a debt instrument subject to a repurchase agreement or called for redemption, unless purchased subject to a demand feature which may not exceed the time period provided for in Rule 2a-7, or any other applicable rule.


B. Amending the Trust's concentration policy. The Securities and Exchange Commission has requested that the Trust's concentration policy be amended to prohibit the purchase of securities of companies in any one industry if "25% or more of its total assets" would consist of securities of companies in that industry (as opposed to more than 25%). Accordingly, the Board is recommending that shareholders approve the following change:


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     Current
     ------------------------------------- -------------------------------------
     The Trust cannot invest more than 25% of its total assets in any one industry; however, for the purposes of this restriction, municipal securities and U.S. government obligations are not considered to be part of any single industry.

     Proposed
     ------------------------------------- -------------------------------------
     The Trust cannot invest 25% or more of its total assets in any one industry; however, for the purposes of this restriction, municipal securities and U.S. government obligations are not considered to be part of any single industry.


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      These proposed changes are described in more detail in the Proxy Statement which was previously sent to shareholders. If you have any questions about these changes, please contact the Transfer Agent at 1.800.525.9310.


      For purposes of the investment restrictions listed above, the identification of the "issuer" of a municipal security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees the security, such guarantee would be considered a separate security and would be treated as an issue of such government or other agency. Conduit securities are deemed to be issued by the person ultimately responsible for payments of interest and principal on the security.

      In applying the restrictions as to the Trust's investments, the Manager will consider a nongovernmental user of facilities financed by industrial development bonds as being in a particular industry, despite the fact that there is no industry concentration limitation as to municipal securities the Trust may own. Although this application of the restriction is not technically a fundamental policy of the Trust, it will not be changed without shareholder approval. Should any such change be made, the Prospectus and/or Statement of Additional Information will be supplemented to reflect the change.

     Except for the fundamental  investment  restrictions  regarding the Trust's borrowing policy,unless the Prospectus or this Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Trust makes an investment. The Trust need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Trust.

      For purposes of the Trust's policy not to concentrate its investments in securities of issuers, the Trust has adopted the industry classifications set forth in Appendix B to this Statement of Additional Information. This is not a fundamental policy.

                            How the Trust Is Managed

Organization and History. The Trust is an open-end, non-diversified management investment company organized as a Massachusetts business trust in 1988, with an unlimited number of authorized shares of beneficial interest.

      The Trust is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Trust's activities, review its performance, and review the actions of the Manager. Although the Trust will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters. Shareholders of the Trust may have the right to call a meeting to remove a Trustee or to take other action described in the Declaration of Trust.

      |X| Classes of Shares. The Trust has a single class of shares of stock. While that class has no designation, it is deemed to be the equivalent of Class A for purposes of the shareholder account policies that apply to Class A shares of the Oppenheimer funds. Shares of the Trust are freely transferable. Each share has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to a vote of shareholders. There are no preemptive or conversion rights and shares participate equally in the assets of the Trust upon liquidation.

      |X| Meetings of Shareholders. As a Massachusetts business trust, the Trust is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Trust will hold meetings when required to do so by the Investment Company Act or other applicable law. It will also do so when a shareholder meeting is called by the Trustees or upon proper request of the shareholders.

      Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Trust, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of the outstanding shares of the Trust. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the shareholder lists of the Trust available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Trust valued at $25,000 or more or constituting at least 1% of the outstanding shares of the Trust, whichever is less. The Trustees may also take other action as permitted by the Investment Company Act.

      |_| Shareholder and Trustee Liability. The Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Trust's obligations. It also provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the Trust shall assume the defense of any claim made against a shareholder for any act or obligation of the Trust and shall satisfy any judgment on that claim. Massachusetts law permits a shareholder of a business trust (such as the Trust) to be held personally liable as a "partner" under certain circumstances. However, the risk that a Trust shareholder will incur financial loss from being held liable as a "partner" of the Trust is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations.


      The Trust's contractual arrangements state that any person doing business with the Trust (and each shareholder of the Trust) agrees under the Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand that may arise out of any dealings with the Trust. Additionally, the Trustees and shareholders shall have no personal liability to any such person, to the extent permitted by law.


Trustees and Officers of the Trust. The Trust's Trustees and officers and their principal occupations and business affiliations during the past five years are listed below. Trustees denoted with an asterisk (*) below are deemed to be "interested persons" of the Trust under the Investment Company Act. All of the Trustees are also trustees, directors or managing general partners of the following Denver-based Oppenheimer funds1:

1 Ms. Macaskill is not a Trustee or Director of Oppenheimer Integrity Funds, Oppenheimer Strategic Income Fund, or Panorama Series Fund, Inc. 2. In accordance with Rule 12b-1 of the Investment Company Act, the term "Independent Trustees" in this Statement of Additional Information refers to those Trustees who are not "interested persons" of the Fund (or its parent corporation) and who do not have any direct or indirect financial interest in the operation of any agreement under the plan.


Oppenheimer Cash Reserves             Oppenheimer   Senior  Floating  Rate
                                      Fund
Oppenheimer Champion Income Fund      Oppenheimer Strategic Income Fund
Oppenheimer Capital Income Fund       Oppenheimer Total Return Fund, Inc.
Oppenheimer High Yield Fund           Oppenheimer Variable Account Funds
Oppenheimer International Bond Fund   Panorama Series Fund, Inc.
Oppenheimer Integrity Funds           Centennial America Fund, L. P.
Oppenheimer  Limited-Term  Government Centennial   California  Tax  Exempt
Fund                                  Trust
Oppenheimer Main Street Funds, Inc.   Centennial Government Trust
Oppenheimer  Main Street  Opportunity
Fund                                  Centennial Money Market Trust
Oppenheimer  Main  Street  Small  Cap
Fund                                  Centennial New York Tax Exempt Trust
Oppenheimer Municipal Fund            Centennial Tax Exempt Trust
Oppenheimer Real Asset Fund


Robert G. Avis*, Trustee, Age: 69.
10369 Clayton Road, St. Louis, Missouri 63131
Director and President of A.G. Edwards Capital, Inc. (General Partner of private equity funds), formerly, until March 2000, Chairman, President and Chief Executive Officer of A.G. Edwards Capital, Inc.; formerly, until March 1999, Vice Chairman and Director of A.G. Edwards and Vice Chairman of A.G. Edwards & Sons, Inc. (its brokerage company subsidiary); until March 1999, Chairman of A.G. Edwards Trust Company and A.G.E. Asset Management (investment advisor); until March 2000, a Director of A.G. Edwards & Sons and A.G. Edwards Trust Company.

Sam Freedman, Trustee, Age: 60.
4975 Lakeshore Drive, Littleton, Colorado 80123
Formerly (until October 1994) Chairman and Chief Executive Officer of OppenheimerFunds Services, Chairman, Chief Executive Officer and a director of Shareholder Services, Inc., the Trust's Transfer Agent; Chairman, Chief Executive Officer and director of Shareholder Financial Services, Inc., a transfer agent subsidiary of OppenheimerFunds, Inc.; Vice President and director of Oppenheimer Acquisition Corp., OppenheimerFunds, Inc.'s parent holding company and a director of OppenheimerFunds, Inc. of which the Manager is a wholly-owned subsidiary.

Raymond J. Kalinowski, Trustee, Age: 71.
44 Portland Drive, St. Louis, Missouri 63131
Formerly a director of Wave Technologies International, Inc. (a computer products training company), self-employed consultant (securities matters).

C. Howard Kast, Trustee, Age: 78.
2552 East Alameda, Denver, Colorado 80209

Formerly Managing Partner of Deloitte, Haskins & Sells (an accounting firm).


Robert M. Kirchner, Trustee, Age: 79.
7500 E. Arapahoe Road, Englewood, Colorado 80112
President of The Kirchner Company (management consultants).

Bridget A. Macaskill*, President and Trustee, Age: 52.
Two World Trade Center, New York, New York 10048-0203
Chairman (since August 2000), Chief Executive Officer (since September 1995) and a director (since December 1994) of OppenheimerFunds, Inc.; President (since September 1995) and a director (since October 1990) of Oppenheimer Acquisition Corp.; President, Chief Executive Officer and a director (since March 2000) of OFI Private Investments, Inc., an investment advisor subsidiary of OppenheimerFunds, Inc.; Chairman and a director of Shareholder Services, Inc. (since August 1994) and Shareholder Financial Services, Inc. (since September
1995); President (since September 1995) and a director (since November 1989) of Oppenheimer Partnership Holdings, Inc, a holding company subsidiary of OppenheimerFunds, Inc.; President and a director (since October 1997) of OppenheimerFunds International Ltd. and of Oppenheimer Millennium Funds plc), offshore fund management subsidiaries of OppenheimerFunds, Inc.; a director of HarbourView Asset Management Corporation (since July 1991) and of Oppenheimer Real Asset Management, Inc. (since July 1996) investment advisor subsidiaries of OppenheimerFunds, Inc.; a director (since April 2000) of OppenheimerFunds Legacy Program, a charitable trust program established by OppenheimerFunds, Inc.; a director of Prudential Corporation plc (a U.K. financial service company); President and a trustee of other Oppenheimer funds; formerly President of OppenheimerFunds, Inc. (June 1991 - August 2000).


PX0780.001.1100

Andrew J. Donohue, Vice-President and Secretary, Age: 50.
Two World Trade Center, New York, New York 10048-0203
Executive Vice President  (since January 1993),  General  Counsel (since October
1991) and a director (since September 1995) of OppenheimerFunds, Inc.; Executive Vice President (since September 1993) and a director (since January 1992) of OppenheimerFunds Distributor, Inc.; Executive Vice President, General Counsel and a director (since September 1995) of HarbourView Asset Management Corporation, Shareholder Services, Inc., Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc., of OFI Private Investments, Inc. (since March 2000), and of PIMCO Trust Company (since May 2000); President and a director of the Manager; (since September 1995) and of Oppenheimer Real Asset Management, Inc. (since July 1996); Vice President and a director (since September 1997) of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc; a director (since April 2000) of OppenheimerFunds Legacy Program; General Counsel (since May 1996) and Secretary (since April 1997) of Oppenheimer Acquisition Corp.; an officer of other Oppenheimer funds.


Brian W. Wixted, Treasurer, Age: 41.
6803 South Tucson Way, Englewood, Colorado 80112
Senior Vice President and Treasurer (since March 1999) of OppenheimerFunds, Inc.; Treasurer (since March 1999) of HarbourView Asset Management Corporation, Shareholder Services, Inc., Oppenheimer Real Asset Management Corporation, Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc., of OFI Private Investments, Inc. (since March 2000) and of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since May 2000); Treasurer and Chief Financial Officer (since May 2000) of PIMCO Trust Company; Assistant Treasurer (since March 1999) of Oppenheimer Acquisition Corp. and of the Manager; an officer of other Oppenheimer funds; formerly Principal and Chief Operating Officer, Bankers Trust Company - Mutual Fund Services Division (March 1995 - March 1999); Vice President and Chief Financial Officer of CS First Boston Investment Management Corp. (September 1991 - March 1995).

Robert G. Zack, Assistant Secretary, Age: 52.
Two World Trade Center, New York, New York 10048-0203
Senior Vice President (since May 1985) and Associate  General Counsel (since May
1981) of OppenheimerFunds, Inc.; Assistant Secretary of Shareholder Services, Inc. (since May 1985), Shareholder Financial Services, Inc. (since November
1989); OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

Robert J. Bishop, Assistant Treasurer, Age: 41.
Vice President of OppenheimerFunds, Inc. (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President (April 1994 - May 1996) and a Fund Controller of OppenheimerFunds, Inc.

Scott T. Farrar, Assistant Treasurer, Age: 35.
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of OppenheimerFunds, Inc. (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds; formerly an Assistant Vice President (April 1994 - May 1996) and a Fund Controller of OppenheimerFunds, Inc.


o Remuneration of Trustees. The officers of the Trust and certain Trustees of the Trust (Ms. Macaskill and Mr. Swain) who are affiliated with the Manager receive no salary or fee from the Trust. The remaining Trustees of the Trust received the compensation shown below. The compensation from the Trust was paid during its fiscal year ended June 30, 2000. The compensation from all of the Denver-based Oppenheimer funds includes the Trust and is compensation received as a trustee, director, managing general partner or member of a committee of the Board during the calendar year 1999.

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                               Aggregate         Total Compensation
  Trustee's Name               Compensation      from all Denver-Based
  and Other Positions          from Trust1       Oppenheimer Funds2

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  Robert G. Avis               $235              $67,998


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       William A. Baker4       $235              $67,998


                               ------------------------------------------------
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          Sam Freedman         $254              $73,998
  Chairman Review Committee


                               ------------------------------------------------
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     Raymond J. Kalinowski     $249              $73,248
  Audit Committee Member


                               ------------------------------------------------
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  C. Howard Kast               $276              $78,873
  Chairman Audit Committee and
  Review Committee Member


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  Robert M. Kirchner3          $242              $69,248
  Audit Committee Member

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  Ned M. Steel4                $235              $67,998


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1.    For the Trust's fiscal year ended 6/30/00
2.    For the 1999 calendar year.
3.    Committee positions held during a portion of the period shown.
4. Effective July 1, 2000, Messrs. Baker and Steel resigned as Trustees of the

      Trust.

      o Deferred Compensation Plan for Trustees. The Trustees have adopted a Deferred Compensation Plan for disinterested Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Trust. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under this plan will be determined based upon the performance of the selected funds.

      Deferral of fees of the Trustees under this plan will not materially affect the Trust's assets, liabilities or net income per share. This plan will not obligate the Trust to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Trust may invest in the funds selected by any Trustee under this plan without shareholder approval for the limited purpose of determining the value of the Trustees' deferred fee accounts.


      |X| Major Shareholders. As of October 10, 2000 the only person who owned of record or was known by the Trust to own beneficially 5% or more of the Trust's outstanding retail shares was A.G. Edwards & Sons, Inc. ("Edwards"), 1 North Jefferson Avenue, St. Louis, Missouri 63103, which owned 53,422,640.260 shares of the Trust which was 81.2% of the outstanding shares of the Trust on that date, for accounts of its customers none of whom individually owned more than 5% of the outstanding shares.


The Manager. The Manager, Centennial Asset Management Corporation, is wholly-owned by OppenheimerFunds, Inc., which is a wholly-owned subsidiary of Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.

      The portfolio manager of the Trust is principally responsible for the day-to-day management of the Trust's investment portfolio. Other members of the Manager's fixed-income portfolio department, particularly security analysts, traders and other portfolio managers, have broad experience with fixed-income securities. They provide the Trust's portfolio manager with research and support in managing the Trust's investments.

      |X| The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Trust under an investment advisory agreement between the Manager and the Trust. The Manager selects securities for the Trust's portfolio and handles its day-to-day business. The agreement requires the Manager, at its expense, to provide the Trust with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Trust. Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Trust.

      Expenses not expressly assumed by the Manager under the investment advisory agreement are paid by the Trust. The investment advisory agreement lists examples of expenses paid by the Trust. The major categories relate to interest, taxes, fees to unaffiliated Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the Trust to the Manager are calculated at the rates described in the Prospectus.

------------------------------------------------------------------------------

  Fiscal Year    Management Fee Paid to Centennial Asset Management Corporation
   ended 6/30

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
      1998                                  $269,488
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
      1999                                  $296,653
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

      2000                                  $305,700

-------------------------------------------------------------------------------


      The Manager has undertaken that the total expenses of the Trust, in any fiscal year of the Trust, exclusive of taxes, interest, brokerage commissions (if any) and non-recurring expenses, including litigation, shall not exceed 0.80% of the average annual net assets of the Trust. The payment of the management fee at the end of any month will be reduced so that there will not be any accrued but unpaid liability under those expense limitations. Any assumption of the Trust's expenses under this arrangement lowers the Trust's overall expense ratio and increases its yield and total return during the time such expenses are assumed. The Manager reserves the right to terminate or amend this undertaking at any time. For the fiscal years ended June 30, 1998, 1999 and 2000 the management fees payable by the Trust to the Manager would have been $269,488, $296,653 and $305,700, respectively, without the Manager's voluntary expense assumption. Those amounts do not reflect the effect of the expense assumptions of $24,124, $37,962 and $48,269, respectively, in those periods by the Manager. Following the Trust's fiscal year ended June 30, 2000, the Manager reimbursed the Trust $9,302.


    The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss resulting from a good faith error or omission on its part with respect to any of its duties under the agreement.


      |X| The Distributor. Under its General Distributor's agreement with the Trust, Centennial Asset Management Corporation acts as the Trust's principal underwriter and Distributor in the continuous public offering of the Trust's shares. The Distributor is not obligated to sell a specific number of shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders. For other distribution expenses paid by the Trust, see the section entitled "Service Plan" below.


Portfolio Transactions. Portfolio decisions are based upon recommendations and judgment of the Manager subject to the overall authority of the Board of Trustees. Most purchases made by the Trust are principal transactions at net prices, so the Trust incurs little or no brokerage costs. The Trust deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless the Manager determines that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked prices.

      The Trust seeks to obtain prompt execution of orders at the most favorable net price. If broker/dealers are used for portfolio transactions, transactions may be directed to broker/dealers for their execution and research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates. Investment research received for the commissions of those other accounts may be useful both to the Trust and one or more of such other accounts. Investment research services may be supplied to the Manager by a third party at the instance of a broker through which trades are placed. It may include information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

      The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager obtain market information for the valuation of securities held in the Trust's portfolio or being considered for purchase.

      Subject to applicable rules covering the Manager's activities in this area, sales of shares of the Trust and/or the other investment companies managed by the Manager or distributed by the Distributor may also be considered as a factor in the direction of transactions to dealers. That must be done in conformity with the price, execution and other considerations and practices discussed above. Those other investment companies may also give similar consideration relating to the sale of the Trust's shares. No portfolio transactions will be handled by any securities dealer affiliated with the Manager.


      The Trust may experience high portfolio turnover that may increase the Trust's transaction costs. However, since brokerage commissions, if any, are small, high turnover does not have an appreciable adverse effect upon the income of the Trust.


Service Plan

The Trust has adopted a Service Plan for the shares. The plan has been approved by a vote of the Board of Trustees, including a majority of the Independent Trustees2, cast in person at a meeting called for the purpose of voting on that plan.

      Under the plan, the Manager and the Distributor may make payments to affiliates and, in their sole discretion, from time to time, may use their own resources (at no direct cost to the Trust) to make payments to brokers, dealers or other financial institutions for distribution and administrative services they perform. The Manager may use its profits from the advisory fee it receives from the Trust. In their sole discretion, the Distributor and the Manager may increase or decrease the amount of payments they make from their own resources to plan recipients.

      Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Trust's Board of Trustees and its Independent Trustees specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of the Trust.

      The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders. The approval must be by a "majority" (as defined in the Investment Company Act) of the shares.

      While the plan is in effect, the Treasurer of the Trust shall provide separate written reports on the plan to the Board of Trustees at least quarterly for its review. The Reports shall detail the amount of all payments made under the plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

      The plan states that while it is in effect, the selection and nomination of those Trustees of the Trust who are not "interested persons" of the Trust is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

      Under the plan, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Trust shares held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Trustees. The Board of Trustees has set no minimum amount of assets to qualify for payments under the plan.

      |X| Service Plan Fees. Under the service plan, the Distributor currently uses the fees it receives from the Trust to pay brokers, dealers and other financial institutions (they are referred to as "recipients") for personal services and account maintenance services they provide for their customers who hold shares. The services include, among others, answering customer inquiries about the Trust, assisting in establishing and maintaining accounts in the Trust, making the Trust's investment plans available and providing other services at the request of the Trust or the Distributor. The service plan permits reimbursements to the Distributor at a rate of up to 0.20% of average annual net assets of the shares. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.20% of the average annual net assets consisting of shares held in the accounts of the recipients or their customers.


      For the fiscal year ended June 30, 2000 payments under the plan totaled $120,981, all of which was paid by the Distributor to recipients. That included $179 paid to an affiliate of the Distributor's parent company. For the fiscal year ended June 30, 2000, the Manager paid, in the aggregate, $164,528 in fees out of its own resources for distribution assistance. Any unreimbursed expenses the Distributor incurs with respect to the shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use payments received under the plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.


                            Performance of the Trust

Explanation of Performance Terminology. The Trust uses a variety of terms to illustrate its performance. These terms include "yield," "compounded effective yield," "tax-equivalent yield" and "average annual total return." An explanation of how yields and total returns are calculated is set forth below. The charts below show the Trust's performance as of the Trust's most recent fiscal year end. You can obtain current performance information by calling the Trust's Transfer Agent at 1.800.525.9310.

      The Trust's illustrations of its performance data in advertisements must comply with rules of the Securities and Exchange Commission. Those rules describe the types of performance data that may be used and how it is to be calculated. If the Trust shows total returns in addition to its yields, the returns must be for the 1-, 5- and 10-year periods ending as of the most recent calendar quarter prior to the publication of the advertisement (or its submission for publication).

      Use of standardized performance calculations enables an investor to compare the Trust's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the
Trust's   performance   information  as  a  basis  for  comparisons  with  other
investments:


Yields and total returns measure the performance of a hypothetical account in the Trust over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time than the shares used in the model.
An investment in the Trust is not insured by the FDIC or any other government agency.

The Trust's yield is not fixed or guaranteed and will fluctuate. Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

        |_| Yields. The Trust's current yield is calculated for a seven-day period of time as follows. First, a base period return is calculated for the seven-day period by determining the net change in the value of a hypothetical pre-existing account having one share at the beginning of the seven-day period. The change includes dividends declared on the original share and dividends declared on any shares purchased with dividends on that share, but such dividends are adjusted to exclude any realized or unrealized capital gains or losses affecting the dividends declared. Next, the base period return is multiplied by 365/7 to obtain the current yield to the nearest hundredth of one percent.

      The compounded effective yield for a seven-day period is calculated by (1) adding 1 to the base period return (obtained as described above), (2) raising the sum to a power equal to 365 divided by 7, and (3) subtracting 1 from the result.

      The yield as calculated above may vary for accounts less than approximately $100 in value due to the effect of rounding off each daily dividend to the nearest full cent. The calculation of yield under either procedure described above does not take into consideration any realized or unrealized gains or losses on the Trust's portfolio securities which may affect dividends. Therefore, the return on dividends declared during a period may not be the same on an annualized basis as the yield for that period.


      The Trust's "tax equivalent yield" adjusts the Trust's current yield, as calculated above, by a stated federal tax rate. The tax equivalent yield is computed by dividing the tax-exempt portion of the Trust's current yield by one minus a stated income tax rate and adding the result to the portion (if any) of the Trust's current yield that is not tax-exempt. The tax equivalent yield may be compounded as described above to provide a compounded effective tax equivalent yield.

      For taxpayers with income above certain levels, otherwise allowable itemized deductions are limited. The Trust's tax equivalent yield for the seven-day period ended June 30, 2000 was 6.10%. Its tax-equivalent compounded effective yield for the same period was 6.21% for an investor in the highest federal tax bracket.

      The tax-equivalent yield may be used to compare the tax effects of income derived from the Fund with income from taxable investments at the tax rates stated. Your tax bracket is determined by your federal and state taxable income (the net amount subject to federal and state income tax after deductions and exemptions). The tax-equivalent yield table assumes that the investor is taxed at the highest bracket, regardless of whether a switch to non-taxable investments would cause a lower bracket to apply. For taxpayers with income above certain levels, otherwise allowable itemized deductions are limited. The Trust's tax equivalent yield for the highest tax bracket for the seven-day period ended June 30, 2000 was 6.39%. Its tax-equivalent compounded effective yield for the same period was 6.51% for an investor in the highest tax bracket.


      o Total Return Information. There are different types of "total returns" to measure the Trust's performance. Total return is the change in value of a hypothetical investment in the Trust over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Trust uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

      |_| Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

                 1/n
            (ERV)
            (---)   -1 = Average Annual Total Return
            ( P )


      |_| Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

            ERV - P
            ------- = Total Return
               P

--------------------------------------------------------------------------------
     Yield         Compounded       Average Annual Total Returns (at 6/30/00)
 (7 days ended   Effective Yield
    6/30/00)      (7 days ended
                    6/30/00)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                     1-Year          5 Years        10 Years
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


     3.45%            3.51%           2.92%           2.75%           2.78%

--------------------------------------------------------------------------------

      |X| Other Performance Comparisons. Yield information may be useful to investors in reviewing the Trust's performance. The Trust may make comparisons between its yield and that of other investments, by citing various indices such as The Bank Rate Monitor National Index (provided by Bank Rate Monitor(TM)) which measures the average rate paid on bank money market accounts, NOW accounts and certificates of deposits by the 100 largest banks and thrifts in the top ten metro areas. When comparing the Trust's yield with that of other investments, investors should understand that certain other investment alternatives such as certificates of deposit, U.S. government securities, money market instruments or bank accounts may provide fixed yields and may be insured or guaranteed.

      From time to time, the Trust may include in its advertisements and sales literature performance information about the Trust cited in other newspapers and periodicals, such as The New York Times, which may include performance quotations from other sources.

      From time to time, the Trust's Manager may publish rankings or ratings of the Manager (or the Transfer Agent) or the investor services provided by them. Those ratings or rankings of investor/shareholder services by third parties may compare the services provided to those of other mutual fund families selected by the rating or ranking services. They may be based on the opinions of the rating or ranking service itself, based on its research or judgment, or based on surveys of investors, brokers, shareholders or others.

                          A B O U T Y O U R A C C O U N T

                                How to Buy Shares

Determination of Net Asset Value Per Share. The net asset value per share of the Trust is determined twice each day that the New York Stock Exchange ("Exchange") is open, at 12:00 Noon and at 4:00 P.M, on each day that the Exchange is open, by dividing the value of the Trust's net assets by the total number of shares outstanding. All references to time in this Statement of Additional Information mean New York time. The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther King Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

      The Trust's Board of Trustees has adopted the amortized cost method to value the Trust's portfolio securities. Under the amortized cost method, a security is valued initially at its cost and its valuation assumes a constant amortization of any premium or accretion of any discount, regardless of the impact of fluctuating interest rates on the market value of the security. This method does not take into consideration any unrealized capital gains or losses on securities. While this method provides certainty in valuing securities, in certain periods the value of a security determined by amortized cost may be higher or lower than the price the Trust would receive if it sold the security.

      The Trust's Board of Trustees has established procedures reasonably designed to stabilize the Trust's net asset value at $1.00 per share. Those procedures include a review of the valuations of the Trust's portfolio holdings by the Board of Trustees, at intervals it deems appropriate, to determine whether the Trust's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost.

      The Board of Trustees will examine the extent of any deviation between the Trust's net asset value based upon available market quotations and amortized cost. If the Trust's net asset value were to deviate from $1.00 by more than 0.5%, Rule 2a-7 requires the Board of Trustees to consider what action, if any, should be taken. If they find that the extent of the deviation may cause a material dilution or other unfair effects on shareholders, the Board of Trustees will take whatever steps it considers appropriate to eliminate or reduce the dilution, including, among others, withholding or reducing dividends, paying dividends from capital or capital gains, selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average maturity of the portfolio, or calculating net asset value per share by using available market quotations.

      During periods of declining interest rates, the daily yield on shares of the Trust may tend to be lower (and net investment income and dividends higher) than those of a fund holding the identical investments as the Trust but which used a method of portfolio valuation based on market prices or estimates of market prices. During periods of rising interest rates, the daily yield of the Trust would tend to be higher and its aggregate value lower than that of an identical portfolio using market price valuation.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Checkwriting. When a check is presented to the Bank for clearance, the Bank will ask the Trust to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Trust. Checks may not be presented for payment at the offices of the Bank or the Trust's Custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Trust reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time without prior notice.

      In choosing to take advantage of the Checkwriting privilege, by signing the Account Application or by completing a Checkwriting card, each individual who signs:

(1) for individual accounts, represents that they are the registered owner(s) of the shares of the Trust in that account;
(2) for accounts for corporations, partnerships, trusts and other entities, represents that they are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of the registered owner(s);
(3) authorizes the Trust, its Transfer Agent and any bank through which the Trust's drafts (checks) are payable to pay all checks drawn on the Trust account of such person(s) and to redeem a sufficient amount of shares from that account to cover payment of each check;
(4) specifically acknowledges that if they choose to permit checks to be honored if there is a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from the account, even if that account is registered in the names of more than one person or more than one authorized signature appears on the Checkwriting card or the Application, as applicable;
(5) understands that the Checkwriting privilege may be terminated or amended at any time by the Trust and/or the Trust's bank; and
(6) acknowledges and agrees that neither the Trust nor its bank shall incur any liability for that amendment or termination of checkwriting privileges or for redeeming shares to pay checks reasonably believed by them to be genuine, or for returning or not paying checks that have not been accepted for any reason.

Sending Redemption Proceeds by Federal Funds Wire. The Federal Funds wire of redemptions proceeds may be delayed if the Trust's custodian bank is not open for business on a day when the Trust would normally authorize the wire to be made, which is usually the Trust's next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Trust is open for business. No distributions will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire

How to Exchange Shares

As stated in the Prospectus, direct shareholders can exchange shares of the Trust for Class A shares of any of the following eligible funds:


Oppenheimer Bond Fund                   Oppenheimer Limited-Term Government Fund
                                        Oppenheimer   Main   Street   California
Oppenheimer California Municipal Fund     Municipal Fund
                                        Oppenheimer  Main Street Growth & Income
Oppenheimer Capital Appreciation Fund     Fund
Oppenheimer Capital Preservation Fund   Oppenheimer Main Street Opportunity Fund
Oppenheimer Capital Income Fund           Oppenheimer Main Street Small Cap Fund
Oppenheimer Champion Income Fund          Oppenheimer MidCap Fund
Oppenheimer Convertible Securities Fund   Oppenheimer Multiple Strategies Fund
Oppenheimer Developing Markets Fund       Oppenheimer Municipal Bond Fund
Oppenheimer Disciplined Allocation Fund   Oppenheimer New York Municipal Fund
Oppenheimer Disciplined Value Fund        Oppenheimer New Jersey Municipal Fund
Oppenheimer Discovery Fund               Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Emerging Technologies Fund    Oppenheimer Quest Balanced Value Fund

                                        Oppenheimer  Quest  Capital  Value Fund,
Oppenheimer Enterprise Fund               Inc.

                                        Oppenheimer  Quest  Global  Value  Fund,
Oppenheimer Europe Fund                   Inc.
Oppenheimer  Florida  Municipal Fund
Oppenheimer  Quest  Opportunity  Value Fund
Oppenheimer  Global Fund
Oppenheimer  Quest Small Cap Fund
Oppenheimer  Global
Growth & Income  Fund
Oppenheimer  Quest Value Fund,  Inc.
Oppenheimer  Gold & Special  Minerals  Fund
Oppenheimer  Real Asset Fund
Oppenheimer  Growth  Fund
Oppenheimer  Senior Floating Rate Fund
Oppenheimer  High Yield Fund
Oppenheimer Strategic  Income Fund
Oppenheimer  Insured  Municipal Fund
Oppenheimer  Total Return Fund, Inc.
Oppenheimer  Intermediate  Municipal Fund
Oppenheimer Trinity Core Fund
Oppenheimer  International  Bond Fund
Oppenheimer  Trinity Growth Fund
Oppenheimer International Growth Fund
Oppenheimer Trinity Value Fund
Oppenheimer International  Small Company Fund
Oppenheimer U.S.  Government Trust
Oppenheimer Large Cap Growth Fund
Oppenheimer World Bond Fund
Limited-Term New York Municipal Fund
Rochester Fund Municipals

and the following money market funds:
Centennial America Fund, L. P.
Centennial America Fund, L. P.
Centennial  California Tax Exempt Trust
Centennial Tax Exempt Trust
Centennial Government  Trust
Oppenheimer  Cash  Reserves
Centennial  Money  Market  Trust
Oppenheimer Money Market Fund, Inc.


      Shares of the Trust purchased without a sales charge may be exchanged for shares of an eligible fund offered with a sales charge upon payment of the sales charge. Shares of the Trust acquired by reinvestment of dividends or distributions from the Trust or any of the other eligible funds (other than Oppenheimer Cash Reserves) or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the eligible funds.

      |_| Limits on Multiple Exchange Orders. The Trust reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Trust may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.

      |_| Telephone Exchange Requests. When exchanging shares by telephone, a direct shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investor must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      |_| Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Trust reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Trust).

      In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      The different eligible funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. The Trust, the Distributor, the Sub-Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

      The Trust may amend, suspend or terminate the exchange privilege at any time. Although the Trust may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days notice prior to materially amending or terminating the exchange privilege. That 60-day notice is not required in extraordinary circumstances.


                               Dividends and Taxes

Tax Status of the Trust's Dividends and Distributions. The Trust intends to qualify under the Internal Revenue Code during each fiscal year to pay "exempt-interest dividends" to its shareholders. Exempt-interest dividends that are derived from net investment income earned by the Trust on municipal securities will be excludable from gross income of shareholders for federal income tax purposes.

      Net investment income includes the allocation of amounts of income from the municipal securities in the Trust's portfolio that are free from federal income taxes. This allocation will be made by the use of one designated percentage applied uniformly to all income dividends paid during the Trust's tax year. That designation will normally be made following the end of each fiscal year as to income dividends paid in the prior year. The percentage of income designated as tax-exempt may substantially differ from the percentage of the Trust's income that was tax-exempt for a given period.

      A portion of the exempt-interest dividends paid by the Trust may be an item of tax preference for shareholders subject to the alternative minimum tax. The amount of any dividends attributable to tax preference items for purposes of the alternative minimum tax will be identified when tax information is distributed by the Trust.

      A shareholder receiving a dividend from income earned by the Trust from one or more of the following sources treats the dividend as a receipt of either ordinary income or long-term capital gain in the computation of gross income, regardless of whether the dividend is reinvested:

(1) certain taxable temporary investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S. government, its agencies and instrumentalities);
(2)   income from securities loans;
(3)   income or gains from options or futures; or
(4) an excess of net short-term capital gain over net long-term capital loss from the Trust.

      The Trust's dividends will not be eligible for the dividends-received deduction for corporations. Shareholders receiving Social Security benefits should be aware that exempt-interest dividends are a factor in determining whether such benefits are subject to federal income tax. Losses realized by shareholders on the redemption of Trust shares within six months of purchase (which period may be shortened by regulation) will be disallowed for federal income tax purposes to the extent of exempt-interest dividends received on such shares.

      If the Trust qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for federal income taxes on amounts paid by it as dividends and distributions. That qualification enables the Trust to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. The Trust qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Trust qualifies. The Trust might not meet those tests in a particular year. If it does not qualify, the Trust will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and distributions made to shareholders.

      In any year in which the Trust qualifies as a regulated investment company under the Internal Revenue Code, the Trust will also be exempt from New York corporate income and franchise taxes. It will also be qualified under New York law to pay exempt interest dividends that will be exempt from New York State and New York City personal income tax. That exemption applies to the extent that the Trust's distributions are attributable to interest on New York municipal securities. Distributions from the Trust attributable to income from sources other than New York municipal securities and U.S. government obligations will generally be subject to New York income tax as ordinary income.

      Distributions by the Trust from investment income and long- and short-term capital gains will generally not be excludable from taxable net investment income in determining New York corporate franchise tax and New York City general corporation tax for corporate shareholders of the Trust. Additionally, certain distributions paid to corporate shareholders of the Trust may be includable in income subject to the New York alternative minimum tax.

      Under the Internal Revenue Code, by December 31 each year the Trust must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Trust must pay an excise tax on the amounts not distributed. It is presently anticipated that the Trust will meet those requirements. However, the Trust's Board of Trustees and the Manager might determine in a particular year that it would be in the best interest of shareholders not to make distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

Dividend Reinvestment in Another Trust. Direct shareholders of the Trust may elect to reinvest all dividends and/or capital gains distributions in Class A shares of any eligible fund listed above. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise, the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. The investment will be made at the close of business on the payable date of the dividend or distribution.

                     Additional Information About the Trust

The Distributor. The Trust's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with the Sub-Distributor. The Distributor and the Sub-Distributor also distribute shares of the other funds managed by the Manager or an affiliate.

The Transfer Agent. Shareholder Services, Inc. the Trust's Transfer Agent, is responsible for maintaining the Trust's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders of the Trust. It also handles shareholder servicing and administrative functions. It is paid on a "at-cost" basis.

The Custodian. Citibank, N.A. is the Custodian of the Trust's assets. The Custodian's responsibilities include safeguarding and controlling the Trust's portfolio securities and handling the delivery of such securities to and from the Trust. It will be the practice of the Trust to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. The Trust's cash balances with the Custodian in excess of $100,000 are not protected by federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Auditors. Deloitte & Touche LLP are the independent auditors of the Trust. They audit the Trust's financial statements and perform other related audit services. They also act as auditors for the Manager and OFI and for certain other funds advised by the Manager and its affiliates.

INDEPENDENT AUDITORS' REPORT


To the Board of Trustees and Shareholders of Centennial New York Tax Exempt Trust:

We have audited the accompanying statement of assets and liabilities of Centennial New York Tax Exempt Trust, including the statement of investments, as of June 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Centennial New York Tax Exempt Trust as of June 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



DELOITTE & TOUCHE LLP

Denver, Colorado
July 24, 2000

3 Centennial New York Tax Exempt Trust

Statement of Investments   June 30, 2000



Principal              Value

Amount                 See Note 1
--------------------------------------------------------------------------------
Short-Term Tax-Exempt Obligations - 96.0%
--------------------------------------------------------------------------------
New York - 93.9%
--------------------------------------------------------------------------------


Babylon, NY IDA RB, J. D'Addario & Co. Project, 4.75%                 (1)
$   500,000         $   500,000
--------------------------------------------------------------------------------
Jefferson Cnty., NY IDA RB, 4.30%                                     (1)
2,500,000           2,499,998
-------------------------------------------------------------------------------
NYC Health & Hospital Corp. RB, Health Systems, Series A, 4.45%       (1)
1,000,000           1,000,000
--------------------------------------------------------------------------------
NYC IDA Civic Facility RB, Casa Project, 4.90%                        (1)
1,000,000           1,000,000
--------------------------------------------------------------------------------
NYC MTAU RB, 4.25%, 8/1/00                                            (2)
2,500,000           2,500,000
--------------------------------------------------------------------------------
NYC Water FAU WSS RB, Series 1032, 4.60%, 12/15/00                    (2)
2,000,000           2,000,000
--------------------------------------------------------------------------------
NYC Water FAU WSS RB, Series SGB 26, MBIA Insured, 4.84%
(1)             500,000             500,000
--------------------------------------------------------------------------------
NYS DA COP, Rockefeller University, 4.84%                             (1)
1,000,000           1,000,000
--------------------------------------------------------------------------------
NYS DA RB, 4.77%                                                      (1)
2,800,000           2,800,000
--------------------------------------------------------------------------------
NYS DA RB, 4.84%                                                      (1)
1,500,000           1,500,000
--------------------------------------------------------------------------------
NYS DA RRB, Series CMC1B, 4.80%                                       (1)
1,300,000           1,300,000
--------------------------------------------------------------------------------
NYS Environmental SWD RB, General Electric Project, 4.10%, 7/10/00    (2)
1,300,000           1,300,000
------------------------------------------------------------------------------
NYS ERDAUEF RRB, Con Edison Co., Subseries A-3, 4.60%
(1)             600,000             600,000
--------------------------------------------------------------------------------
NYS GOB, 4.25%, 8/1/00                                                (2)
1,000,000           1,000,000
--------------------------------------------------------------------------------
NYS GOUN, Series A, 4.40%, 2/8/01                                     (2)
2,400,000           2,400,000
--------------------------------------------------------------------------------
NYS LGAC RB, Series SG99, MBIA Insured, 4.82%                         (1)(2)
1,600,000           1,600,000
--------------------------------------------------------------------------------
NYS LGAC RB, Series 1040, 4.60%, 10/1/00                              (2)
1,500,000           1,500,000
--------------------------------------------------------------------------------
NYS MAG RB, Series 302, 4.85%                                         (1)
1,500,000           1,500,000
-------------------------------------------------------------------------------
NYS MCFFA RB, MHESF, Prerefunded, Series B, 7.875%, 8/15/00           (2)
11,625,000          11,904,860
--------------------------------------------------------------------------------
NYS TBTAU RB, Series SG-41, 4.82%                                     (1)
2,730,000           2,730,000
--------------------------------------------------------------------------------
NYS Thruway Authority RB, Highway & Bridge Trust Fund,
Series 267, FSA Insured, 4.82%                                        (1)
2,225,000           2,225,000
-------------------------------------------------------------------------------
NYS Urban Empire Development Corp. RB, Series A, 4.84%                (1)
2,600,000           2,600,000
--------------------------------------------------------------------------------
PAUNYNJ RB, 4.15%, 7/13/00                                            (2)
2,500,000           2,500,000
--------------------------------------------------------------------------------
Southeast NY IDA RB, Unilock NY, Inc. Project, 4.80%                  (1)
2,000,000           2,000,000
-------------------------------------------------------------------------------
TBTAU NY RB, Series T, 7%, 1/1/01                                     (2)
2,000,000           2,065,922

---------------

52,525,780
--------------------------------------------------------------------------------
U.S. Possessions - 2.1%
--------------------------------------------------------------------------------
PR CMWLTH GOB, 4.42%                                                  (1)
1,200,000           1,200,000

--------------------------------------------------------------------------------
Total Investments, at
Value                                                              96.0%
53,725,780
--------------------------------------------------------------------------------
Other Assets Net of
Liabilities                                                           4.0
2,237,178

------        --------------

Net
Assets
100.0%        $55,962,958

======        ==============




4 Centennial New York Tax Exempt Trust


--------------------------------------------------------------------------------------------------------------------
Statement of Investments                                           June 30, 2000
Continued





--------------------------------------------------------------------------------------------------------------------
To simplify the  listings of  securities,  abbreviations  are used per the table below:
CMWLTH -  Commonwealth  MCFFA - Medical  Care  Facilities  Finance  Agency COP -
Certificates of  Participation  MHESF - Mental Health  Services  Facilities DA -
Dormitory  Authority  MTAU -  Metropolitan  Transportation  Authority  ERDAUEF -
Energy Research & Development NYC - New York City
        Authority Electric Facilities        NYS - New York State
FAU - Finance  Authority                     PAUNYNJ - Port Authority of New York &
New Jersey
GOB - General Obligation Bonds               RB - Revenue Bonds
GOUN - General Obligation Unlimited Nts.     RRB - Revenue  Refunding  Bonds
IDA - Industrial Development Agency          SWD - Solid Waste Disposal
LGAC - Local Government Assistance Corp.     TBTAU - Triborough Bridge & Tunnel
Authority
MAG - Mtg. Agency                            WSS - Water & Sewer System

1. Floating or variable rate obligation maturing in more than one year. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on June 30, 2000. This instrument may also have a demand feature which allows, on up to 30 days' notice, the recovery of principal at any time, or at specified intervals not exceeding one year.

2. Put  obligation  redeemable at full face value on the date reported.

See accompanying Notes to Financial Statements.

5 Centennial New York Tax Exempt Trust


-----------------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities
June 30, 2000


-----------------------------------------------------------------------------------------------------------------------------------
Assets
Investments, at value - see accompanying
statement
$53,725,780
-----------------------------------------------------------------------------------------------------------------------------------
Cash
971,785
-----------------------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Shares of beneficial interest
sold
1,288,611
Interest
792,049
Other
13,545

------------
Total
assets
56,791,770

-----------------------------------------------------------------------------------------------------------------------------------
Liabilities Payables and other liabilities:
Shares of beneficial interest
redeemed
671,939
Dividends
76,803
Shareholder
reports
39,133
Service plan
fees
26,376
Trustees'
compensation
556
Other
14,005

------------
Total
liabilities
828,812

-----------------------------------------------------------------------------------------------------------------------------------
Net
Assets
$55,962,958

============
-----------------------------------------------------------------------------------------------------------------------------------
Composition of Net Assets
Paid-in
capital
$55,956,473
-----------------------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investment
transactions
6,485
-----------------------------------------------------------------------------------------------------------------------------------
Net assets - applicable to 55,956,473 shares of beneficial
interest
outstanding
$55,962,958

============
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Redemption Price Per Share and Offering Price Per
Share                                                     $1.00

======


See accompanying Notes to Financial Statements.

6 Centennial New York Tax Exempt Trust


-----------------------------------------------------------------------------------------------------------------------------------
Statement of Operations
For the Year Ended June 30, 2000


-----------------------------------------------------------------------------------------------------------------------------------
Investment Income
Interest
$2,228,141

-----------------------------------------------------------------------------------------------------------------------------------
Expenses
Management
fees
305,700
-----------------------------------------------------------------------------------------------------------------------------------
Service plan
fees
120,981
-----------------------------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent
fees
47,237
-----------------------------------------------------------------------------------------------------------------------------------
Shareholder
reports
36,661
-----------------------------------------------------------------------------------------------------------------------------------
Custodian fees and
expenses
23,850
-----------------------------------------------------------------------------------------------------------------------------------
Trustees'
compensation
1,726
-----------------------------------------------------------------------------------------------------------------------------------
Other
21,684

-----------
Total
expenses
557,839

-----------
Less reimbursement of
expenses
(48,269)
Less expenses paid
indirectly
(12,001)

-----------
Net
expenses
497,569

-----------------------------------------------------------------------------------------------------------------------------------
Net Investment
Income
1,730,572

-----------------------------------------------------------------------------------------------------------------------------------
Net Realized Gain on
Investments
9,958

-----------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from
Operations
$1,740,530

===========

-----------------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets


Year Ended June 30,

2000                     1999
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment
income
$1,730,572               $1,410,445
-----------------------------------------------------------------------------------------------------------------------------------

Net realized gain
(loss)
9,958                     (739)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting
from
operations
1,740,530                1,409,706

-----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or Distributions to
Shareholders
(1,730,572)              (1,418,059)

-----------------------------------------------------------------------------------------------------------------------------------
Beneficial Interest Transactions Net increase (decrease) in net assets resulting from beneficial interest transactions
(5,838,875)               4,993,614

-----------------------------------------------------------------------------------------------------------------------------------
Net Assets
Total increase
(decrease)
(5,828,917)               4,985,261

-----------------------------------------------------------------------------------------------------------------------------------
Beginning of
period
61,791,875               56,806,614

------------             ------------
End of
period
$55,962,958              $61,791,875

============             ============


See accompanying Notes to Financial Statements.

7 Centennial New York Tax Exempt Trust


--------------------------------------------------------------------------------------------------------------------
Financial Highlights


                                                 Year Ended June 30,
                                                   2000          1999
1998          1997         1996
--------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                 $1.00         $1.00
$1.00         $1.00        $1.00
--------------------------------------------------------------------------------------------------------------------
Income from investment operations - net
investment income and net realized gain                .03           .02
 .03           .03          .03
Dividends and/or distributions to shareholders        (.03)         (.02)
(.03)         (.03)        (.03)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $1.00         $1.00
$1.00         $1.00        $1.00
                                                     ======        ======
======        ======       ======
--------------------------------------------------------------------------------------------------------------------
Total Return(1)                                        2.92%         2.42%
2.87%         2.76%        2.79%
--------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)           $55,963       $61,792
$56,807       $48,896      $39,807
--------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $61,033       $59,345
$53,923       $45,363      $42,351
--------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income                                2.84%         2.38%
2.85%         2.73%        2.76%
Expenses                                             0.92%         0.89%
0.89%(3)      0.88%(3)     0.93%(3)
Expenses, net of indirect expenses and/or
voluntary assumption of expenses                     0.82%         0.80%
0.80%         0.80%        0.80%


1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns reflect changes in net investment income only. Total returns are not annualized for periods of less than one full year.
2.  Annualized  for periods of less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

8 Centennial New York Tax Exempt Trust

NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES
Centennial New York Tax Exempt Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust's investment objective is to seek the maximum current income exempt from federal, New York State and New York City income taxes for individual investors as is consistent with the preservation of capital. The Trust's investment advisor is Centennial Asset Management Corporation (the Manager), a subsidiary of OppenheimerFunds, Inc. (OFI). The following is a summary of significant accounting policies consistently followed by the Trust.

SECURITIES VALUATION Portfolio securities are valued on the basis of amortized cost, which approximates market value.

NON-DIVERSIFICATION RISK The Trust is "non-diversified" and can invest in the securities of a single issuer. To the extent the Trust invests a relatively high percentage of its assets in the obligations of a single issuer or a limited number of issuers, the Trust is subject to additional risk of loss if those obligations lose market value or the borrower or issuer of those obligations defaults.

FEDERAL TAXES The Trust intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

EXPENSE OFFSET ARRANGEMENTS Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Trust.

OTHER Investment transactions are accounted for as of trade date. Realized gains and losses on investments are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

There are certain risks arising from geographic concentration in any state. Certain revenue or tax related event in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2.  SHARES OF BENEFICIAL INTEREST
The Trust has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                                           YEAR ENDED JUNE 30,
2000                YEAR ENDED JUNE 30, 1999
                                                        SHARES
AMOUNT            SHARES               AMOUNT

-----------------------------------     -----------------------------------
Sold                                               235,166,364         $
235,166,364       194,238,424        $ 194,238,424
Dividends and/or distributions reinvested            1,666,312
1,666,312         1,385,354            1,385,354
Redeemed                                          (242,671,551)
(242,671,551)     (190,630,164)        (190,630,164)
                                                  -------------
--------------     -------------       --------------
Net increase (decrease)                             (5,838,875)        $
(5,838,875)        4,993,614        $   4,993,614
                                                  =============
==============     =============       ==============


9 Centennial New York Tax Exempt Trust

NOTES TO FINANCIAL STATEMENTS Continued


3.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES
MANAGEMENT FEES Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for a fee of 0.50% of the first $250 million of average annual net assets, 0.475% of the next $250 million, 0.45% of the next $250 million, 0.425% of the next $250 million and 0.40% of net assets in excess of $1 billion. The Manager has voluntarily undertaken to assume any expenses of the Trust in any fiscal year they exceed 0.80% of the Trust's average annual net assets. The Manager reserves the right to amend or terminate that expense assumption at any time. The Trust's management fee for the year ended June 30, 2000 was an annualized rate of 0.50%, before any waiver by the Manager if applicable.

TRANSFER AGENT Shareholder Services, Inc. (SSI) acts as the transfer and shareholder servicing agent for the Trust and for other registered investment companies on an "at-cost" basis.

SERVICE PLAN FEES Under an approved service plan, the Trust may expend up to 0.20% of its average annual net assets annually to reimburse the Manager, as distributor, for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Trust, including amounts paid to brokers, dealers, banks and other financial institutions.

10 Centennial New York Tax Exempt Trust

                                   Appendix A

                       MUNICIPAL BOND RATINGS DEFINITIONS

Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below for municipal securities. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly-available information provided by the rating organizations.


                         Moody's Investors Service, Inc.
--------------------------------------------------------------------------------


                             Long-Term Bond Ratings

--------------------------------------------------------------------------------


Aaa: Bonds rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the of "Aaa" securities.

A: Bonds rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds rated "Baa" are considered medium-grade obligations; that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds rated "Ba" are judged to have speculative elements. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds rated "C" are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con. (...): Bonds for which the security depends on the completion of some act or the fulfillment of some condition are rated conditionally. These bonds are secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.
Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category. Advanced refunded issues that are secured by certain assets are identified with a # symbol.

                  Short-Term Ratings - U.S. Tax-Exempt Municipals

There are three ratings for short-term obligations that are investment grade. Short-term speculative obligations are designated "SG." For variable rate demand obligations, a two-component rating is assigned. The first (MIG) element represents an evaluation by Moody's of the degree of risk associated with scheduled principal and interest payments. The second element (VMIG) represents an evaluation of the degree of risk associated with the demand feature.

MIG 1/VMIG 1: Denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing..

MIG 2/VMIG 2: Denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: Denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well established.

SG: Denotes speculative-grade credit quality. Debt instruments in this category may lack margins of protection.



--------------------------------------------------------------------------------

                        Standard & Poor's Rating Services

                            Long-Term Credit Ratings

AAA: Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Bonds rated "AA" differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Bonds rated "A" are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Bonds rated "BBB" exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Bonds rated "BB" are less vulnerable to nonpayment than other speculative issues. However, these face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: Bonds rated "B" are more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: Bonds rated "CCC" are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  Bonds rated "CC" are currently highly vulnerable to nonpayment.

C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: Bonds rated "D" are in default. Payments on the obligation are not being made on the date due even if the applicable grace period has not expired, unless Standard and Poor's believes that such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The "p" symbol indicates that the rating is provisional. The "r" symbol is attached to the ratings of instruments with significant noncredit risks.

                         Short-Term Issue Credit Ratings

SP-1: Strong capacity to pay principal and interest. An issue with a very strong capacity to pay debt service is given a (+) designation.

SP-2:   Satisfactory   capacity  to  pay  principal  and  interest,   with  some
vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.


Fitch, Inc.
-------------------------------------------------------------------------------

International Long-Term Credit Ratings

Investment Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories. Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

International Short-Term Credit Ratings

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

                                   Appendix B


                     Municipal Bond Industry Classifications

Adult Living Facilities Bond Anticipation Notes Education Electric Utilities Gas Utilities General Obligation Higher Education Highways/Railways Hospital/Healthcare Manufacturing, Durable Goods Manufacturing, Non Durable Goods Marine/Aviation Facilities Multi-Family Housing Municipal Leases Non Profit Organization Parking Fee Revenue Pollution Control Resource Recovery Revenue Anticipation Notes Sales Tax Revenue Sewer Utilities Single Family Housing Special Assessment

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A-18B-1


Special Tax
Sports Facility Revenue
Student Loans
Tax Anticipation Notes
Tax & Revenue Anticipation Notes
Telephone Utilities
Water Utilities

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Centennial New York Tax Exempt Trust
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Investment Advisor and Distributor
Centennial Asset Management Corporation
6803 South Tucson Way
Englewood, Colorado 80112

                                 Sub-Distributor
OppenheimerFunds Distributor, Inc.
P.O. Box 5254
Denver, Colorado 80217

Transfer Agent
Shareholder Services, Inc.
P.O. Box 5143
Denver, Colorado 80217
1.800.525.9310

Custodian of Portfolio Securities
Citibank, N.A.
399 Park Avenue
New York, New York 10043

Independent Auditors
Deloitte & Touche LLP
555 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
1600 Broadway
Denver, Colorado 80202


PX0780.001.1100